Exhibit 99.2

                                 $1,005,406,000
                                Approximate(1)(4)
                                 GSAMP 2005-HE3
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates

Overview of the Offered Certificates

                Approximate       Primary      Expected    Initial Pass-   Estimated     Principal              Expected
Offered          Principal       Collateral     Credit        Through      Avg. Life      Payment                Ratings
Certificates   Balance(1)(4)       Group       Support        Rate(5)      (yrs)(2)    Window(2)(3)    S&P / DBRS/ Fitch / Moody's
------------   --------------   ------------   --------    -------------   ---------   -------------   ---------------------------
A-1B              $65,433,000     Group I         23.15%   LIBOR + [ ]%         2.37   07/05 - 09/12         AAA/AAA/AAA/Aaa
A-2A             $384,662,000     Group II        23.15%   LIBOR + [ ]%         1.00   07/05 - 06/07         AAA/AAA/AAA/Aaa
A-2B             $198,384,000     Group II        23.15%   LIBOR + [ ]%         3.00   06/07 - 08/10         AAA/AAA/AAA/Aaa
A-2C              $93,185,000     Group II        23.15%   LIBOR + [ ]%         6.66   08/10 - 09/12         AAA/AAA/AAA/Aaa
M-1               $97,271,000   Group I & II      15.70%   LIBOR + [ ]%         5.00   11/08 - 09/12          AA/AA/AA+/Aa2
M-2               $75,728,000   Group I & II       9.90%   LIBOR + [ ]%         4.92   09/08 - 09/12          A+/A (H)/A/A2
M-3               $20,890,000   Group I & II       8.30%   LIBOR + [ ]%         4.89   08/08 - 09/12            A/A/A-/A3
M-4               $19,585,000   Group I & II       6.80%   LIBOR + [ ]%         4.88   08/08 - 09/12        A-/A (L)/A-/Baa1
B-1               $18,932,000   Group I & II       5.35%   LIBOR + [ ]%         4.88   08/08 - 09/12     BBB+/BBB (H)/BBB+/Baa2
B-2               $16,321,000   Group I & II       4.10%   LIBOR + [ ]%         4.87   07/08 - 09/12        BBB/BBB/BBB/Baa3
B-3               $15,015,000   Group I & II       2.95%   LIBOR + [ ]%         4.86   07/08 - 09/12      BBB-/BBB (L)/BBB-/Ba1
------------   --------------   ------------   --------    -------------   ---------   -------------   ---------------------------
Total          $1,005,406,000

Not Offered Certificates

A-1A             $261,730,000     Group I         23.15%   LIBOR + [ ]%         2.37   07/05 - 09/12               N/A

(1) The principal balances of the Offered Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Statistical Calculation Date rolled 1 month at 10% CPR.
(2) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Optional Clean-up Call on all certificates.
(3) The rated final distribution date for the certificates is the Distribution Date in June 2035.
(4) The initial aggregate principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%.
(5) See the "Structure of the LIBOR Certificates" section of this Term Sheet for more information on the pass-through rates of the Offered Certificates.

Selected Mortgage Pool Data(6)

                                                             Group I                          Group II
                                                  ------------------------------   -------------------------------
                                                  Adjustable Rate    Fixed Rate    Adjustable Rate     Fixed Rate      Aggregate
                                                  ----------------   -----------   ----------------   ------------   --------------
Scheduled Principal Balance:                          $335,432,821   $94,349,823       $774,366,359   $113,807,198   $1,317,956,201
Number of Mortgage Loans:                                    1,923           929              3,687          1,243            7,782
Average Scheduled Principal Balance:                      $174,432      $101,561           $210,026        $91,558         $169,360
Weighted Average Gross Coupon:                               7.255%        7.776%             7.125%         8.299%           7.306%
Weighted Average Net Coupon(7):                              6.745%        7.266%             6.615%         7.789%           6.796%
Weighted Average Current FICO Score:                           599           634                628            636              622
Weighted Average Original LTV Ratio(8):                      78.79%        58.86%             82.59%         61.09%           78.06%
Weighted Average Combined Original LTV Ratio(8):             78.79%        81.85%             82.59%         84.16%           81.70%
Weighted Average Std. Remaining Term (months):                 357           316                357            323              351
Weighted Average Seasoning (months):                             3             4                  3              3                3
Weighted Average Months to Roll(9):                             22       N/A                     22       N/A                    22
Weighted Average Gross Margin(9):                             6.12%      N/A                   6.36%      N/A                  6.29%
Weighted Average Initial Rate Cap(9):                         2.13%      N/A                   2.55%      N/A                  2.43%
Weighted Average Periodic Rate Cap(9):                        1.44%      N/A                   1.26%      N/A                  1.32%
Weighted Average Gross Max. Lifetime Rate(9):                14.13%      N/A                  13.63%      N/A                 13.78%

(6) All percentages related to the Mortgage Loans calculated herein are percentages of their scheduled principal balances as of the Statistical Calculation Date.
(7) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.
(8) With respect to first lien mortgage loans, the original LTV ratio reflects the original loan-to-value ratio, and with respect to the second lien mortgage loans, the combined original LTV ratio reflects the ratio of the sum of the original principal balance of the second lien mortgage loans plus the original principal balance of the related first lien mortgage loan, to the value of the mortgaged property.
(9) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction

o The mortgage loans in the transaction consist of subprime fixed and adjustable rate, first and second lien residential mortgage loans (the "Mortgage Loans") originated by or acquired from NC Capital Corporation (40.24%), Fremont Investment & Loan (21.38%), Mandalay Mortgage (13.99%), Acoustic Home Loans, LLC (2.67%) or purchased through the Goldman Sachs Residential Mortgage Conduit.

o Credit support for the certificates will be provided through a senior/subordinate structure, initial overcollateralization of 2.95% and excess spread.

o Upon completion of servicing transfers (scheduled to occur by July 1, 2005), 96.40% of the Mortgage Loans will be serviced by Countrywide Home Loans Servicing, LP ("Countrywide"), 2.67% of the Mortgage Loans will be serviced by JPMorgan Chase Bank, National Association ("JPMorgan") and 0.93% will be serviced by Wilshire Credit Corporation ("Wilshire").

o All amounts and percentages herein related to the Mortgage Loans are as of the Statistical Calculation Date unless as otherwise noted.

o None of the Mortgage Loans are (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, or (b) classified as "high cost" loans under any other applicable state, federal or local law or (c) secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as "GSA05HE3F" and on Bloomberg as "GSAMP 05-HE3".

o This transaction will contain a swap agreement with an initial swap notional amount of approximately $1,247,053,509. The swap notional amount will amortize in accordance with the swap schedule. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust will be obligated to pay an amount equal to a per annum rate of [3.960]% (on a 30/360 basis) on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates to the swap provider and the trust will be entitled to receive an amount equal to a per annum rate of one-month LIBOR (on an actual/360 basis), on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates from the swap provider.

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.


Time Table
Expected Closing Date:          June 30, 2005

Cut-off Date:                   June 1, 2005

Statistical Calculation Date:   May 1, 2005

Expected Pricing Date:          On or before June 3, 2005

First Distribution Date:        July 25, 2005


Key Terms
Offered Certificates:           Class A-1B, Class A-2, Class M and Class B
                                Certificates

LIBOR Certificates:             The Offered Certificates and Class A-1A
                                Certificates

Class A-1 Certificates:         Class A-1A and Class A-1B Certificates

Class A-2 Certificates:         Class A-2A, Class A-2B and Class A-2C
                                Certificates

Class A Certificates:           Class A-1 and Class A-2 Certificates

Class M Certificates:           Class M-1, Class M-2, Class M-3 and Class M-4
                                Certificates

Class B Certificates:           Class B-1, Class B-2 and Class B-3 Certificates

Depositor:                      GS Mortgage Securities Corp.

Lead Manager:                   Goldman, Sachs & Co.

Co-Manager:                     Countrywide Securities Corp.

Servicers:                      Upon completion of servicing transfers
                                (scheduled to occur by July 1, 2005),
                                Countrywide (96.40%), JPMorgan (2.67%) and
                                Wilshire (0.93%)

Trustee:                        Deutsche Bank National Trust Company


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Custodians:                     Deutsche Bank National Trust Company and
                                JPMorgan

Swap Provider:                  TBD

Servicing Fee Rate:             50 bps

Trustee Fee Rate:               No more than 1 bp

Expense Fee Rate:               The Servicing Fee Rate and the Trustee Fee Rate

Distribution Date:              25th day of the month or the following Business
                                Day

Rated Final Distribution        For all certificates, the Distribution Date
Date:                           occurring in July 2035.

Mortgage Loans:                 The trust will consist of two groups of
                                subprime, fixed and adjustable rate, first and second lien residential mortgage loans

Group I Mortgage Loans:         Approximately $429,782,644 of Mortgage Loans
                                with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Fannie Mae and Freddie
                                Mac

Group II Mortgage Loans:        Approximately $888,173,557 of Mortgage Loans
                                with original principal balances that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by Fannie Mae or Freddie Mac

Record Date:                    For any Distribution Date, the last business day
                                of the Interest Accrual Period

Delay Days:                     0 day delay on all certificates

Day Count:                      Actual/360 basis

Prepayment Period:              The calendar month prior to the Distribution
                                Date

Due Period:                     The period commencing on the second day of the
                                calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution
                                Date occurs

Interest Accrual Period:        The prior Distribution Date to the day prior to
                                the current Distribution Date, except for the initial accrual period for which interest will accrue from the Closing Date.

Pricing Prepayment              Adjustable rate mortgage loans: CPR starting at
Assumption:                     5% CPR in the first month of the mortgage loan
                                (i.e. loan age) and increasing to 28% CPR in month 12 (an approximate 2.091% increase per month), and remaining at 28% CPR thereafter.
                                Fixed rate mortgage loans: CPR starting at 5%
                                CPR in the first month of the mortgage loan
                                (i.e. loan age) and increasing to 24% CPR in month 12 (an approximate 1.727% increase per month), and remaining at 24% CPR thereafter


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Excess Spread:                  The initial weighted average net coupon of the
                                mortgage pool will be greater than the interest payments on the LIBOR Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the Statistical Calculation Date rolled one month at 10% CPR:

                                                                         7.3058%
                                Initial Gross WAC:(1)
                                     Less Expense Fee Rate:              0.5100%
                                                                         ------
                                Net WAC:(1)                              6.7958%
                                     Less Initial Swap
                                       Outflow:(2)                       0.6237%
                                                                         ------
                                     Less Initial Wtd. Avg.
                                       Certificate Coupon (Approx.):(2)  3.5186%
                                                                         ------
                                Initial Excess Spread:(1)                2.6535%

                                (1) This amount will vary on each Distribution
                                    Date based on changes to the weighted
                                    average interest rate on the Mortgage Loans as well as any changes in day count.

                                (2) Assumes 1-month LIBOR equal to 3.3070%,
                                    initial marketing spreads and a 30-day
                                    month. This amount will vary on each
                                    Distribution Date based on changes to the weighted average pass-through rates on the LIBOR Certificates as well as any changes in day count.

Servicer Advancing:             Yes as to principal and interest, subject to
                                recoverability

Compensating Interest:          The Servicers will pay compensating interest up
                                to the lesser of (A) the aggregate of the prepayment interest shortfalls on the Mortgage
                                Loans for the related Distribution Date
                                resulting from principal prepayments on the Mortgage Loans during the related Prepayment
                                Period and (B) the aggregate Servicing Fee received by such Servicer for that Distribution
                                Date.

Optional Clean-up Call:         The transaction has a 10% optional clean-up call

Rating Agencies:                Standard & Poor's Ratings Services, a division
                                of The McGraw-Hill Companies, Inc., Moody's
                                Investors Service, Inc., Fitch, Inc. and
                                Dominion Bond Rating Service will each rate all of the Offered Certificates.

Minimum Denomination:           $25,000 with regard to each of the Offered
                                Certificates

Legal Investment:               It is anticipated that the Offered Certificates
                                will not be SMMEA eligible

ERISA Eligible:                 Underwriter's exemption is expected to apply to
                                all Offered Certificates. However, prospective purchasers should consult their own counsel

Tax Treatment:                  All Offered Certificates represent REMIC regular
                                interests and, to a limited extent, interests in certain notional principal contract payments including basis risk interest carryover payments pursuant to the payment priorities in the transaction; which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract

Prospectus:                     The Offered Certificates will be offered
                                pursuant to a prospectus supplemented by a prospectus supplement (together, the
                                "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                                PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the LIBOR Certificates

Description of Principal and Interest Distributions

Principal will be paid as described under the definition of "Principal Distributions on the Certificates". Prior to the Step-down Date all principal collected or advanced on the Mortgage Loans will be paid to the LIBOR Certificates as described herein. On or after the Step-down Date, so long as no Trigger Event is in effect, the LIBOR Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one month LIBOR plus a margin that will step up after the Optional Clean-up Call date, subject to the lesser of the WAC Cap or applicable loan group cap. The interest paid to each class will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act, (or any similar state statute) allocated to such class. Any reductions in the Pass Through-Rate attributable to the WAC Cap or applicable loan group cap will be carried forward with interest at the applicable Pass Through-Rate (without regard to the WAC Cap or applicable loan group cap) as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The LIBOR Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 2.95% overcollateralization (funded upfront) (after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 5.90% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled balance of the Mortgage Loans as of the Cut-off Date), and
(3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate class certificate balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the aggregate class certificate balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in July 2008; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 46.30%.


Class   Initial Subordination Percentage(1)    Step-Down Date Percentage
-----   -----------------------------------    -------------------------
A                     23.15%                            46.30%
M-1                   15.70%                            31.40%
M-2                    9.90%                            19.80%
M-3                    8.30%                            16.60%
M-4                    6.80%                            13.60%
B-1                    5.35%                            10.70%
B-2                    4.10%                             8.20%
B-3                    2.95%                             5.90%

(1) Includes overcollateralization percentage.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 34.00% of the prior period's Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including Mortgage Loans in foreclosure, all REO property and Mortgage Loans where the related mortgagor has filed for bankruptcy) or (ii) during such period the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

Distribution Dates         Cumulative Realized Loss Percentage
---------------------      ---------------------------------------------
July 2007 - June 2008      1.75% for the first month, plus an additional
                           1/12th of 2.00% for each month thereafter

July 2008 - June 2009      3.75% for the first month, plus an additional
                           1/12th of 2.25% for each month thereafter

July 2009 - June 2010      6.00% for the first month, plus an additional
                           1/12th of 1.75% for each month thereafter

July 2010 - June 2011      7.75% for the first month, plus an additional
                           1/12th of 0.75% for each month thereafter

July 2011 and thereafter   8.50%

[Group I Sequential Trigger Event. A Group I Sequential Trigger Event is in effect on any Distribution Date if, before the 25th Distribution Date, the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date exceeds 1.75%, or if, on or after the 25th Distribution Date, a Trigger Event is in effect.]

Step-up Coupons. For all LIBOR Certificates the coupon will increase after the first Distribution Date on which the Optional Clean-up Call is exercisable, should the call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M and Class B Certificates will increase to 1.5 times the margin at issuance.

Class A-1A Pass-Through Rate. The Class A-1A Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I WAC Cap and (iii) the WAC Cap.

Class A-1B Pass-Through Rate. The Class A-1B Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I WAC Cap and (iii) the WAC Cap.

Class A-2A Pass-Through Rate. The Class A-2A Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II WAC Cap and (iii) the WAC Cap.

Class A-2B Pass-Through Rate. The Class A-2B Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II WAC Cap and (iii) the WAC Cap.

Class A-2C Pass-Through Rate. The Class A-2C Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II WAC Cap and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC Cap. As to any Distribution Date, a per annum rate equal to the product of
(i) 30 divided by the actual number of days in the Interest Accrual Period and
(ii) the sum of (A) the weighted average gross coupon of the Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and
(B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, in each case divided by the Mortgage Loan balance at the beginning of the related Due Period multiplied by 12.

Loan Group I WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, in each case divided by the Mortgage Loan balance at the beginning of the related Due Period multiplied by 12.

Loan Group II WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, in each case divided by the Mortgage Loan balance at the beginning of the related Due Period multiplied by 12.

Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of LIBOR Certificates, a supplemental interest amount for each class which will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such class' applicable pass-through rate (without regard to the WAC Cap or applicable group cap, as applicable) over interest due on such class of certificates at a rate equal to the WAC Cap or the lesser of the WAC Cap or the applicable loan group cap, as applicable, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause (ii) at such class' applicable pass-through rate (without regard to the WAC Cap or applicable loan group cap, as applicable). In the event any class of certificates is no longer outstanding, the applicable certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Accrued Certificate Interest. For each class of LIBOR Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date (or from the Closing Date in the case of the first Distribution Date) at the related pass-through rate as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act or any similar state statutes.

Interest Remittance Amount on the LIBOR Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to any net swap receipts and to interest received or advanced on the Mortgage Loans less the Expense Fee Rate, net swap payments and certain swap termination payments owed to the swap provider.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Principal Remittance Amount. On any Distribution Date, the sum of:

      (1) all scheduled payments of principal due during the related Due Period and received by the Servicers on or prior to the related determination date or advanced by the Servicers on the related servicer remittance date,

      (2) the principal portion of all partial and full prepayments received during the related Prepayment Period,

      (3) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (4) the principal portion of the repurchase price for any repurchase price for any repurchased Mortgage Loans, and that were repurchased during the period from the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date for the current Distribution Date,

      (5) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (6) the principal portion of the termination price if the Optional Clean-up Call is exercised.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less the Expense Fee Rate and plus swap receipts, if any, and less net swap payments, if any) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the LIBOR Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Principal Distribution Amount. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-1 Certificates.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-2 Certificates.

Class A-1 Principal Distribution Allocation. Any principal distributions allocated to the Class A-1 Certificates are required to be distributed pro rata among the Class A-1A and Class A-1B Certificates[, with the exception that if a Group I Sequential Trigger Event is in effect, principal distributions to the Class A-1 Certificates will be allocated first to the Class A-1A Certificates, until their class certificate balance has been reduced to zero, and then to the Class A-1B Certificates, until their class certificate balance has been reduced to zero].

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1A and Class A-1B Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and (ii) in the case of the Class A-2A, Class A-2B and Class A-2C Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, over (ii) the required overcollateralization for such Distribution Date.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the applicable Servicer for the related advances and the applicable Expense Fee Rate in respect of such Mortgage Loan.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate class certificate balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 53.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the class certificate balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 68.60% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the class certificate balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 80.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the class certificate balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 83.40% (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the class certificate balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 86.40% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), and (F) the class certificate balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 89.30%and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date) and (G) the class certificate balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 91.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date) and (H) the class certificate balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 94.10% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Interest Distributions on the LIBOR Certificates. On each Distribution Date, distributions from available funds will be allocated as follows:

(i) to the Supplemental Interest Trust, net swap payments and certain swap termination payments owed to the swap provider, if any,

(ii)  concurrently,

      (a) from the Interest Remittance Amount related to the Group I Mortgage Loans, to the Class A-1A and Class A-1B Certificates, their Accrued Certificate Interest, and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated based on their entitlement to those amounts; and

      (b) from the Interest Remittance Amount related to the Group II Mortgage Loans, to the Class A-2A, Class A-2B and Class A2-C Certificates, their Accrued Certificate Interest and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated based on their entitlement to those amounts, provided, that if the Interest Remittance Amount for either group of Mortgage Loans is insufficient to make the related payments set forth in clause (a) or (b) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (a) or (b) above will be available to cover that shortfall;

(iii) from any remaining Interest Remittance Amount to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

(iv) from any remaining Interest Remittance Amount to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Certificates. On each Distribution Date (A) prior to the Step-down Date or (B) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)   sequentially:

      (a) concurrently, to the Class R Certificates, pro rata based on their respective class certificate balances, until their respective class certificate balances have been reduced to zero, and

      (b)   concurrently,

            (1) to the Class A-1 Certificates, the Group I Principal Distribution Amount, allocated between the Class A-1A and Class A-1B Certificates in accordance with the Class A-1 Principal Distribution Allocation described above until the class certificate balances thereof have been reduced to zero and

            (2) to the Class A-2 Certificates, the Group II Principal Distribution Amount, sequentially, to the Class A-2A Certificates until the class certificate balance thereof has been reduced to zero, the Class A-2B Certificates until the class certificate balance thereof has been reduced to zero, and then to the Class A-2C Certificates until the class certificate balance thereof has been reduced to zero, provided, that if after making distributions pursuant to paragraphs (b)(1) and (b)(2) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A certificates is reduced to zero (considering the Class A-1A and Class A-1B certificates as one class and the Class A-2A, Class A-2B and Class A-2C certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i)(b) to the Class A certificates on that Distribution Date, and the amount of principal distributable to the Class A certificates on all subsequent Distribution Dates pursuant to this subsection (i)(b), will be required to be distributed to the other Class A certificates remaining outstanding (in accordance with the


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                  paragraphs (b)(1) or (b)(2) above, as applicable), until their respective class certificate balances have been reduced to zero;

(ii) to the Class M Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero, and

(iii) to the Class B Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero.

On each Distribution Date (A) on or after the Step-down Date and (B) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)    concurrently,

       (a) to the Class A-1 Certificates, allocated between the Class A-1A and the Class A-1B Certificates in accordance with the Class A-1 Principal Distribution Allocation described above, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount determined in accordance with the Class A Principal Allocation Percentage for these classes, until their respective class certificate balances have been reduced to zero, and

       (b) to the Class A-2A, Class A-2B and Class A-2C Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount allocable to the Class A-2 Certificates, determined in accordance with the Class A Principal Allocation Percentage for these classes, allocated sequentially to the Class A-2A Certificates until the class certificate balance thereof has been reduced to zero, to the Class A-2B Certificates until the class certificate balance thereof has been reduced to zero, and then to the Class A-2C Certificates until the class certificate balance thereof has been reduced to zero, provided, that if after making distributions pursuant to paragraphs (a) and (b) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A Certificates is reduced to zero (considering the Class A-1A and Class A-1B certificates as one class and the Class A-2A, Class A-2B and Class A-2C Certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i) to the Class A Certificates on that Distribution Date, and the amount of principal distributable to the Class A Certificates on all subsequent Distribution Dates pursuant to this subsection (i), will be required to be distributed to the other Class A Certificates remaining outstanding (in accordance with the paragraphs (a) or (b) above, as applicable), until their class certificate balances have been reduced to zero;

(ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(v) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vi) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vii) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero, and

(viii) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until their class certificate balance has been reduced to zero.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate class certificate balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2 and Class B-3 Certificates and Class X certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A-1 Certificates, on the one hand, and the Class A-2 Certificates, on the other hand, based on their respective class certificate balances, with the principal allocated to the Class A-1 Certificates being allocated between the Class A-1A and Class A-1B Certificates in accordance with the Class A-1 Principal Distribution Allocation described above and the principal allocated to the Class A-2 Certificates, being allocated pro rata between the Class A-2A, Class A-2B and Class A-2C Certificates.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be allocated sequentially as follows:

(i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest amount,

(ii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest amount,

(iii) concurrently, to the Class A-1 Certificates, any Basis Risk Carry Forward Amounts for such class, and to the Class A-2 Certificates, any Basis Risk Carry Forward Amounts for such class, allocated pro rata by their respective Basis Risk Carry Forward Amounts, and

(iv) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2 and Class B-3, Certificates, any Basis Risk Carry Forward Amounts for such classes.

Supplemental Interest Trust. Funds deposited into the Supplemental Interest Trust on a Distribution Date will include: the net swap payments owed to the Swap Provider for such Distribution Date and net swap receipts from the Swap Provider for such Distribution Date. Funds in the Supplemental Interest Trust will be distributed on each Distribution Date in the following order of priority:

(i) to the swap provider, any net swap payments and certain swap termination payment (other than a defaulted swap termination payment) owed for such Distribution Date,

(ii)  to the certificateholders, to pay interest according to sections (ii),
      (iii) and (iv) of the "Interest Distributions on the LIBOR Certificates" section, to the extent unpaid from other available funds,

(iii) to the certificateholders, to pay principal according to the section "Principal Distributions on the Certificates", but only to the extent necessary to cause the overcollateralization to be maintained at the current overcollateralization amount (prior to distribution of any amounts due), to the extent unpaid from other available funds,

(iv) to the certificateholders, to pay unpaid interest shortfall and Basis Risk Carry Forward Amounts according to the section "Allocation of Net Monthly Excess Cashflow" to the extent unpaid, to the extent unpaid from other available funds,

(v) to the swap provider, any defaulted swap termination payment owed for such Distribution Date,

(vi)  to the holders of the Class X certificates, any remaining amounts.

Allocation of Realized Losses. All Realized Losses on the Mortgage Loans will be allocated on each Distribution Date, first to the excess cash flow, second in reduction of the overcollateralization amount, third to the Class B-3 Certificates, fourth to the Class B-2 Certificates, fifth to the Class B-1 Certificates, sixth to the Class M-4 Certificates, seventh to the Class M-3 Certificates, eighth to the Class M-2 Certificates, and ninth to the Class M-1 Certificates. An allocation of any Realized Losses to a class of certificates on any Distribution Date will be made by reducing its class certificate balance, after taking into account all distributions made on such Distribution Date. Realized Losses will not be allocated to Class A Certificates until the last scheduled Distribution Date.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type(1)

Product          No Penalty    1-12 Months   13-24 Months   25-36 Months   37-48 Months   49-60 Months       Total
-------------   ------------   -----------   ------------   ------------   ------------   ------------   --------------
2 YR ARM        $166,207,737   $49,961,648   $519,787,112     $6,031,320             $0             $0     $741,987,816
2 YR ARM IO       30,196,080    16,420,262    220,585,374      3,093,213              0              0      270,294,930
3 YR ARM          14,153,830     2,577,828      3,625,610     36,277,664              0              0       56,634,933
3 YR ARM IO        3,170,819       244,000      1,694,100     28,168,456              0              0       33,277,375
5 YR ARM             214,402             0        800,454      2,119,477              0        195,223        3,329,556
5 YR ARM IO          607,500             0        775,570      2,891,500              0              0        4,274,570
Fixed             37,757,401    16,115,369     23,626,486    109,712,560              0              0      187,211,815
15/30 Balloon      3,039,002     1,069,726     14,602,377      2,141,052              0         16,682       20,868,839
20/30 Balloon              0             0         76,367              0              0              0           76,367
-------------   ------------   -----------   ------------   ------------   ------------   ------------   --------------
Total:          $255,346,770   $86,388,833   $785,573,450   $190,435,242             $0       $211,905   $1,317,956,201

Product          No Penalty     1-12 Months    13-24 Months    25-36 Months    37-48 Months    49-60 Months
-------------   ------------    -----------    ------------    ------------    ------------    ------------
2 YR ARM               12.61%          3.79%          39.44%           0.46%           0.00%           0.00%
2 YR ARM IO             2.29           1.25           16.74            0.23            0.00            0.00
3 YR ARM                1.07           0.20            0.28            2.75            0.00            0.00
3 YR ARM IO             0.24           0.02            0.13            2.14            0.00            0.00
5 YR ARM                0.02           0.00            0.06            0.16            0.00            0.01
5 YR ARM IO             0.05           0.00            0.06            0.22            0.00            0.00
Fixed                   2.86           1.22            1.79            8.32            0.00            0.00
15/30 Balloon           0.23           0.08            1.11            0.16            0.00            0.00
20/30 Balloon           0.00           0.00            0.01            0.00            0.00            0.00
-------------   ------------    -----------    ------------    ------------    ------------    ------------
Total:                 19.37%          6.55%          59.61%          14.45%           0.00%           0.02%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Class M  and Class B Certificates

The assumptions for the breakeven CDR table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

o 1-month and 6-month Forward LIBOR curves (as of close on May 27, 2005) are used

o     40% loss severity

o     There is a 6 month lag in recoveries

o Priced to call with collateral losses calculated through the life of the applicable bond

o     The LIBOR Certificates are priced at par, Class B-3 priced at 89.1737%


----------------------------------------------------------------------------------------------------------------
                                         First Dollar Loss                 LIBOR Flat                  0% Return
----------------------------------------------------------------------------------------------------------------
Class M-1   CDR (%)                                  30.01                      30.26                      32.63
            Yield (%)                               4.5607                     4.1051                     0.0164
            WAL                                       3.74                       3.74                       3.51
            Modified Duration                         3.42                       3.42                       3.34
            Principal Window                 Mar09 - Mar09              Mar09 - Mar09              Jan09 - Jan09
            Principal Writedown          58,742.35 (0.06%)       1,839,687.77 (1.89%)     15,665,146.50 (16.10%)
            Total Collat Loss      257,120,143.27 (19.69%)    258,684,300.79 (19.81%)    269,454,844.79 (20.64%)
----------------------------------------------------------------------------------------------------------------
Class M-2   CDR (%)                                  19.53                      19.87                      21.41
            Yield (%)                               4.8191                     4.1404                     0.0260
            WAL                                       4.57                       4.48                       4.26
            Modified Duration                         4.08                       4.02                       4.01
            Principal Window                 Jan10 - Jan10              Dec09 - Dec09              Nov09 - Nov09
            Principal Writedown          39,551.36 (0.05%)       2,531,922.20 (3.34%)     15,573,804.49 (20.57%)
            Total Collat Loss      197,475,715.31 (15.12%)    199,047,102.91 (15.25%)    209,737,487.38 (16.06%)
----------------------------------------------------------------------------------------------------------------
Class M-3   CDR (%)                                  17.21                      17.29                      17.69
            Yield (%)                               4.8080                     4.0956                     0.0904
            WAL                                       4.74                       4.73                       4.66
            Modified Duration                         4.21                       4.21                       4.27
            Principal Window                 Mar10 - Mar10              Mar10 - Mar10              Mar10 - Mar10
            Principal Writedown          90,054.85 (0.43%)         862,453.99 (4.13%)      4,709,319.06 (22.54%)
            Total Collat Loss      180,605,848.20 (13.83%)    181,277,578.04 (13.88%)    184,615,873.47 (14.14%)
----------------------------------------------------------------------------------------------------------------
Class M-4   CDR (%)                                  15.12                      15.25                      15.65
            Yield (%)                               5.3818                     4.1384                     0.0200
            WAL                                       4.99                       4.98                       4.78
            Modified Duration                         4.34                       4.35                       4.34
            Principal Window                 Jun10 - Jun10              Jun10 - Jun10              May10 - May10
            Principal Writedown          34,208.32 (0.17%)       1,367,768.15 (6.98%)      5,074,980.88 (25.91%)
            Total Collat Loss      165,217,974.77 (12.65%)    166,374,471.76 (12.74%)    169,052,943.83 (12.95%)
----------------------------------------------------------------------------------------------------------------
Class B-1   CDR (%)                                  13.25                      13.40                      13.75
            Yield (%)                               5.4332                     4.1542                     0.0069
            WAL                                       5.24                       5.14                       4.98
            Modified Duration                         4.52                       4.47                       4.51
            Principal Window                 Sep10 - Sep10              Aug10 - Aug10              Aug10 - Aug10
            Principal Writedown         108,038.99 (0.57%)       1,468,341.88 (7.76%)      5,221,378.98 (27.58%)
            Total Collat Loss      150,388,045.07 (11.52%)    151,074,195.72 (11.57%)    154,336,454.15 (11.82%)
----------------------------------------------------------------------------------------------------------------
Class B-2   CDR (%)                                  11.73                      11.90                      12.18
            Yield (%)                               5.9177                     4.0916                     0.0761
            WAL                                        5.4                       5.28                       5.07
            Modified Duration                         4.58                       4.54                       4.58
            Principal Window                 Nov10 - Nov10              Oct10 - Oct10              Oct10 - Oct10
            Principal Writedown          28,173.09 (0.17%)      1,750,027.07 (10.72%)      4,877,698.06 (29.89%)
            Total Collat Loss      137,065,379.09 (10.50%)    138,096,985.83 (10.58%)    140,830,359.93 (10.79%)
----------------------------------------------------------------------------------------------------------------
Class B-3   CDR (%)                                  10.47                      10.78                      10.98
            Yield (%)                               9.1627                     4.1953                     0.0087
            WAL                                       5.57                       5.20                       4.84
            Modified Duration                         4.47                       4.45                       4.49
            Principal Window                 Jan11 - Jan11              Dec10 - Dec10              Dec10 - Dec10
            Principal Writedown         139,955.26 (0.93%)      4,106,992.42 (27.35%)      6,543,127.62 (43.58%)
            Total Collat Loss       125,557,587.98 (9.62%)     128,157,027.18 (9.82%)     130,183,371.55 (9.97%)
----------------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Certificates - To Maturity

The assumptions for the sensitivity table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

o     1-month and 6-month LIBOR remain static

o     10% Clean Up Call is not exercised


                              -------------------------------------------------------
                              50 PPA   75 PPA   100 PPA   125 PPA   150 PPA   175 PPA
-------------------------------------------------------------------------------------
Class A-1B   WAL                5.06     3.49      2.57      1.90      1.26      1.07
             First Prin Pay        1        1         1         1         1         1
             Last Prin Pay       317      251       192       152        36        30
-------------------------------------------------------------------------------------
Class A-2A   WAL                1.88     1.30      1.00      0.82      0.69      0.60
             First Prin Pay        1        1         1         1         1         1
             Last Prin Pay        47       32        24        19        16        14
-------------------------------------------------------------------------------------
Class A-2B   WAL                6.36     4.25      3.00      2.12      1.74      1.47
             First Prin Pay       47       32        24        19        16        14
             Last Prin Pay       126       84        62        33        27        23
-------------------------------------------------------------------------------------
Class A-2C   WAL               15.65    10.86      8.05      5.75      2.59      2.15
             First Prin Pay      126       84        62        33        27        23
             Last Prin Pay       319      251       192       150        36        30
-------------------------------------------------------------------------------------
Class M-1    WAL               10.45     7.15      5.52      5.09      6.12      5.03
             First Prin Pay       56       38        41        46        53        44
             Last Prin Pay       294      220       167       130       122       100
-------------------------------------------------------------------------------------
Class M-2    WAL               10.40     7.10      5.40      4.64      4.39      3.62
             First Prin Pay       56       38        39        41        43        36
             Last Prin Pay       278      203       153       119        96        79
-------------------------------------------------------------------------------------
Class M-3    WAL               10.34     7.04      5.33      4.48      4.07      3.36
             First Prin Pay       56       38        38        40        42        35
             Last Prin Pay       256      182       137       106        86        70
-------------------------------------------------------------------------------------
Class M-4    WAL               10.29     7.00      5.28      4.42      3.96      3.28
             First Prin Pay       56       38        38        40        40        33
             Last Prin Pay       246      175       130       101        82        67
-------------------------------------------------------------------------------------
Class B-1    WAL               10.21     6.94      5.23      4.35      3.87      3.20
             First Prin Pay       56       38        38        39        39        32
             Last Prin Pay       235      166       123        96        77        64
-------------------------------------------------------------------------------------
Class B-2    WAL               10.09     6.84      5.15      4.27      3.77      3.12
             First Prin Pay       56       38        37        38        38        32
             Last Prin Pay       221      154       115        89        72        59
-------------------------------------------------------------------------------------
Class B-3    WAL                9.89     6.70      5.03      4.17      3.67      3.03
             First Prin Pay       56       38        37        38        37        31
             Last Prin Pay       204      142       105        82        66        54
-------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Certificates - To Call

The assumptions for the sensitivity table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

o     1-month and 6-month LIBOR remain static

o     10% Clean Up Call is exercised on the first possible date


                              -------------------------------------------------------
                              50 PPA   75 PPA   100 PPA   125 PPA   150 PPA   175 PPA
-------------------------------------------------------------------------------------
Class A-1B   WAL                4.76     3.23      2.37      1.74      1.26      1.07
             First Prin Pay        1        1         1         1         1         1
             Last Prin Pay       173      118        87        68        36        30
-------------------------------------------------------------------------------------
Class A-2A   WAL                1.88     1.30      1.00      0.82      0.69      0.60
             First Prin Pay        1        1         1         1         1         1
             Last Prin Pay        47       32        24        19        16        14
-------------------------------------------------------------------------------------
Class A-2B   WAL                6.36     4.25      3.00      2.12      1.74      1.47
             First Prin Pay       47       32        24        19        16        14
             Last Prin Pay       126       84        62        33        27        23
-------------------------------------------------------------------------------------
Class A-2C   WAL               13.34     9.04      6.66      4.68      2.59      2.15
             First Prin Pay      126       84        62        33        27        23
             Last Prin Pay       173      118        87        68        36        30
-------------------------------------------------------------------------------------
Class M-1    WAL                9.60     6.47      5.00      4.68      4.56      3.73
             First Prin Pay       56       38        41        46        53        44
             Last Prin Pay       173      118        87        68        55        45
-------------------------------------------------------------------------------------
Class M-2    WAL                9.60     6.47      4.92      4.27      4.09      3.37
             First Prin Pay       56       38        39        41        43        36
             Last Prin Pay       173      118        87        68        55        45
-------------------------------------------------------------------------------------
Class M-3    WAL                9.60     6.47      4.89      4.15      3.80      3.14
             First Prin Pay       56       38        38        40        42        35
             Last Prin Pay       173      118        87        68        55        45
-------------------------------------------------------------------------------------
Class M-4    WAL                9.60     6.47      4.88      4.11      3.72      3.07
             First Prin Pay       56       38        38        40        40        33
             Last Prin Pay       173      118        87        68        55        45
-------------------------------------------------------------------------------------
Class B-1    WAL                9.60     6.47      4.88      4.08      3.65      3.02
             First Prin Pay       56       38        38        39        39        32
             Last Prin Pay       173      118        87        68        55        45
-------------------------------------------------------------------------------------
Class B-2    WAL                9.60     6.47      4.87      4.06      3.60      2.97
             First Prin Pay       56       38        37        38        38        32
             Last Prin Pay       173      118        87        68        55        45
-------------------------------------------------------------------------------------
Class B-3    WAL                9.60     6.47      4.86      4.04      3.57      2.94
             First Prin Pay       56       38        37        38        37        31
             Last Prin Pay       173      118        87        68        55        45
-------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Excess Spread. The information in the following table has been prepared in accordance with the following assumptions (i) one and six-month LIBOR increase in accordance with the LIBOR Forward Curves as of the close on May 27, 2005,
(ii) daycount convention of 30/360 is applied, and (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual excess spread on any distribution date will conform to the corresponding rate set forth for that Distribution Date in the following table.


         Distribution     Excess              Distribution     Excess              Distribution     Excess
Period       Date       Spread (%)   Period       Date       Spread (%)   Period       Date       Spread (%)
------   ------------   ----------   ------   ------------   ----------   ------   ------------   ----------
1           Jul-05          3.3439       49      Jul-09          5.1148       97      Jul-13          4.6868
2           Aug-05          2.6417       50      Aug-09          4.9596       98      Aug-13          4.5158
3           Sep-05          2.6418       51      Sep-09          4.9842       99      Sep-13          4.5585
4           Oct-05          2.6556       52      Oct-09          5.1322      100      Oct-13          4.7464
5           Nov-05          2.6336       53      Nov-09          4.9764      101      Nov-13          4.5776
6           Dec-05          2.6518       54      Dec-09          5.1119      102      Dec-13          4.7613
7           Jan-06          2.6138       55      Jan-10          4.9553      103      Jan-14          4.5958
8           Feb-06          2.6193       56      Feb-10          4.9507      104      Feb-14          4.6046
9           Mar-06          2.7049       57      Mar-10          5.4181      105      Mar-14          5.1664
10          Apr-06          2.5980       58      Apr-10          4.9728      106      Apr-14          4.6629
11          May-06          2.6243       59      May-10          5.1104      107      May-14          4.8449
12          Jun-06          2.5758       60      Jun-10          4.9530      108      Jun-14          4.6822
13          Jul-06          2.6117       61      Jul-10          5.0652      109      Jul-14          4.8634
14          Aug-06          2.5553       62      Aug-10          4.8990      110      Aug-14          4.6999
15          Sep-06          2.5421       63      Sep-10          4.9228      111      Sep-14          4.7429
16          Oct-06          2.5834       64      Oct-10          5.0768      112      Oct-14          4.9302
17          Nov-06          2.5147       65      Nov-10          4.9105      113      Nov-14          4.7706
18          Dec-06          2.5643       66      Dec-10          5.0589      114      Dec-14          4.9546
19          Jan-07          2.4693       67      Jan-11          4.8908      115      Jan-15          4.7980
20          Feb-07          2.4848       68      Feb-11          4.8817      116      Feb-15          4.8117
21          Mar-07          4.1949       69      Mar-11          5.3821      117      Mar-15          5.3590
22          Apr-07          4.1422       70      Apr-11          4.9017      118      Apr-15          4.8731
23          May-07          4.2614       71      May-11          5.0525      119      May-15          5.0544
24          Jun-07          4.1282       72      Jun-11          4.8831      120      Jun-15          4.9045
25          Jul-07          4.2530       73      Jul-11          5.0324
26          Aug-07          4.1253       74      Aug-11          4.8646
27          Sep-07          4.7382       75      Sep-11          4.8907
28          Oct-07          4.9232       76      Oct-11          5.0471
29          Nov-07          4.7900       77      Nov-11          4.8765
30          Dec-07          4.9131       78      Dec-11          5.0280
31          Jan-08          4.7764       79      Jan-12          4.8558
32          Feb-08          4.7707       80      Feb-12          4.8457
33          Mar-08          5.2294       81      Mar-12          5.1975
34          Apr-08          4.9939       82      Apr-12          4.8700
35          May-08          5.1109       83      May-12          5.0212
36          Jun-08          4.9629       84      Jun-12          4.8455
37          Jul-08          5.0906       85      Jul-12          4.9991
38          Aug-08          4.8863       86      Aug-12          4.8240
39          Sep-08          4.9812       87      Sep-12          4.8530
40          Oct-08          5.1317       88      Oct-12          4.6888
41          Nov-08          4.9875       89      Nov-12          4.5028
42          Dec-08          5.1235       90      Dec-12          4.6678
43          Jan-09          4.9753       91      Jan-13          4.4819
44          Feb-09          4.9690       92      Feb-13          4.4707
45          Mar-09          5.4256       93      Mar-13          5.0251
46          Apr-09          4.9994       94      Apr-13          4.4973
47          May-09          5.1331       95      May-13          4.6777
48          Jun-09          4.9823       96      Jun-13          4.5061


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap. The information in the following table has been prepared in accordance with the following assumptions (i) one and six-month LIBOR remain constant at 20.00%, (iii) daycount convention of actual/360 is applied, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

         Distribution     WAC     Group I   Group II            Distribution     WAC     Group I   Group II
Period       Date       Cap (%)   Cap (%)   Cap (%)    Period       Date       Cap (%)   Cap (%)   Cap (%)
------   ------------   -------   -------   --------   ------   ------------   -------   -------   --------

1           Jul-05      23.4751   23.5511    23.4383       49      Jul-09      13.1632   12.9789    13.2530
2           Aug-05      21.8453   21.9065    21.8157       50      Aug-09      12.7591   12.5811    12.8459
3           Sep-05      21.6408   21.7019    21.6113       51      Sep-09      12.7931   12.6124    12.8812
4           Oct-05      21.5059   21.5690    21.4755       52      Oct-09      13.1737   12.9703    13.2730
5           Nov-05      21.1332   21.1941    21.1038       53      Nov-09      12.7683   12.5700    12.8650
6           Dec-05      20.9341   20.9970    20.9038       54      Dec-09      13.1318   12.9257    13.2324
7           Jan-06      20.4855   20.5462    20.4563       55      Jan-10      12.7257   12.5267    12.8229
8           Feb-06      20.1067   20.1673    20.0775       56      Feb-10      12.7092   12.5044    12.8092
9           Mar-06      20.0613   20.1281    20.0292       57      Mar-10      13.9458   13.7256    14.0534
10          Apr-06      19.2851   19.3453    19.2560       58      Apr-10      12.6866   12.4849    12.7853
11          May-06      19.0127   19.0749    18.9827       59      May-10      13.0534   12.8450    13.1554
12          Jun-06      18.5059   18.5660    18.4769       60      Jun-10      12.6472   12.4444    12.7465
13          Jul-06      18.2585   18.3206    18.2286       61      Jul-10      12.1843   11.9738    12.2873
14          Aug-06      17.7640   17.8240    17.7350       62      Aug-10      11.7896   11.5835    11.8905
15          Sep-06      17.4062   17.4662    17.3773       63      Sep-10      11.7881   11.5814    11.8893
16          Oct-06      17.1935   17.2554    17.1637       64      Oct-10      12.1797   11.9641    12.2853
17          Nov-06      16.7158   16.7756    16.6869       65      Nov-10      11.7840   11.5749    11.8866
18          Dec-06      16.5245   16.5863    16.4947       66      Dec-10      12.1738   11.9565    12.2803
19          Jan-07      16.0569   16.1166    16.0280       67      Jan-11      11.7782   11.5671    11.8818
20          Feb-07      15.7434   15.8004    15.7158       68      Feb-11      11.7765   11.5630    11.8812
21          Mar-07      11.3554   11.3891    11.3391       69      Mar-11      13.0365   12.7996    13.1528
22          Apr-07      10.8287   10.5865    10.9456       70      Apr-11      11.7719   11.5569    11.8776
23          May-07      11.0402   10.7869    11.1626       71      May-11      12.1612   11.9379    12.2710
24          Jun-07      10.7275   10.4821    10.8462       72      Jun-11      11.7659   11.5487    11.8727
25          Jul-07      10.9351   10.6812    11.0579       73      Jul-11      12.1551   11.9297    12.2660
26          Aug-07      10.6274   10.3792    10.7475       74      Aug-11      11.7600   11.5408    11.8679
27          Sep-07      11.4261   11.3044    11.4850       75      Sep-11      11.7579   11.5375    11.8663
28          Oct-07      11.7867   11.5572    11.8978       76      Oct-11      12.1467   11.9179    12.2593
29          Nov-07      11.4471   11.2236    11.5554       77      Nov-11      11.7519   11.5294    11.8614
30          Dec-07      11.6937   11.4620    11.8060       78      Dec-11      12.1405   11.9095    12.2543
31          Jan-08      11.3538   11.1306    11.4620       79      Jan-12      11.7459   11.5212    11.8565
32          Feb-08      11.3154   11.0939    11.4228       80      Feb-12      11.7428   11.5172    11.8541
33          Mar-08      12.9275   12.7860    12.9961       81      Mar-12      12.5495   12.3071    12.6690
34          Apr-08      12.3506   12.0888    12.4776       82      Apr-12      11.7368   11.5090    11.8492
35          May-08      12.1732   11.8966    12.3075       83      May-12      12.1250   11.8885    12.2417
36          Jun-08      11.8075   11.5388    11.9379       84      Jun-12      11.7308   11.5009    11.8443
37          Jul-08      12.1176   11.8408    12.2520       85      Jul-12      12.1187   11.8801    12.2366
38          Aug-08      11.7575   11.4883    11.8882       86      Aug-12      11.7248   11.4928    11.8395
39          Sep-08      12.6293   12.4724    12.7055       87      Sep-12      11.7218   11.4888    11.8370
40          Oct-08      13.0976   12.8245    13.2303       88      Oct-12      12.1094   11.8675    12.2290
41          Nov-08      12.7023   12.4346    12.8324       89      Nov-12      11.7158   11.4807    11.8321
42          Dec-08      13.0484   12.7707    13.1835       90      Dec-12      12.1032   11.8592    12.2240
43          Jan-09      12.6506   12.3823    12.7811       91      Jan-13      11.7098   11.4726    11.8272
44          Feb-09      12.6283   12.3592    12.7593       92      Feb-13      11.7068   11.4685    11.8247
45`         Mar-09      14.0850   13.9060    14.1721       93      Mar-13      12.9577   12.6928    13.0890
46          Apr-09      12.8487   12.6711    12.9352       94      Apr-13      11.7007   11.4605    11.8198
47          May-09      13.2100   13.0266    13.2993       95      May-13      12.0876   11.8383    12.2113
48          Jun-09      12.8038   12.6250    12.8908       96      Jun-13      11.6947   11.4524    11.8149


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

         Distribution     WAC     Group I   Group II
Period       Date       Cap (%)   Cap (%)   Cap (%)
------   ------------   -------   -------   --------
97         Jul-13      12.0814   11.8300    12.2062
98         Aug-13      11.6887   11.4444    11.8100
99         Sep-13      11.6857   11.4403    11.8075
100        Oct-13      12.0721   11.8175    12.1986
101        Nov-13      11.6797   11.4323    11.8026
102        Dec-13      12.0659   11.8093    12.1935
103        Jan-14      11.6737   11.4243    11.7977
104        Feb-14      11.6707   11.4203    11.7952
105        Mar-14      12.9178   12.6395    13.0563
106        Apr-14      11.6647   11.4123    11.7903
107        May-14      12.0504   11.7886    12.1808
108        Jun-14      11.6587   11.4044    11.7854
109        Jul-14      12.0442   11.7804    12.1757
110        Aug-14      11.6527   11.3964    11.7805
111        Sep-14      11.6497   11.3925    11.7780
112        Oct-14      12.0349   11.7681    12.1681
113        Nov-14      11.6437   11.3846    11.7731
114        Dec-14      12.0287   11.7600    12.1630
115        Jan-15      11.6377   11.3767    11.7682
116        Feb-15      11.6347   11.3727    11.7657
117        Mar-15      12.8780   12.5869    13.0236
118        Apr-15      11.6288   11.3649    11.7608
119        May-15      12.0133   11.7397    12.1503
120        Jun-15      11.6228   11.3570    11.7559
97         Jul-13      12.0814   11.8300    12.2062
98         Aug-13      11.6887   11.4444    11.8100
99         Sep-13      11.6857   11.4403    11.8075
100        Oct-13      12.0721   11.8175    12.1986
101        Nov-13      11.6797   11.4323    11.8026
102        Dec-13      12.0659   11.8093    12.1935
103        Jan-14      11.6737   11.4243    11.7977
104        Feb-14      11.6707   11.4203    11.7952
105        Mar-14      12.9178   12.6395    13.0563
106        Apr-14      11.6647   11.4123    11.7903
107        May-14      12.0504   11.7886    12.1808
108        Jun-14      11.6587   11.4044    11.7854
109        Jul-14      12.0442   11.7804    12.1757
110        Aug-14      11.6527   11.3964    11.7805
111        Sep-14      11.6497   11.3925    11.7780
112        Oct-14      12.0349   11.7681    12.1681
113        Nov-14      11.6437   11.3846    11.7731
114        Dec-14      12.0287   11.7600    12.1630
115        Jan-15      11.6377   11.3767    11.7682
116        Feb-15      11.6347   11.3727    11.7657
117        Mar-15      12.8780   12.5869    13.0236
118        Apr-15      11.6288   11.3649    11.7608
119        May-15      12.0133   11.7397    12.1503
120        Jun-15      11.6228   11.3570    11.7559


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Swap Agreement. On the Closing Date, the Trustee will enter into a swap agreement with an initial swap notional amount of $1,247,053,509. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust shall be obligated to pay an amount equal to a per annum rate of [3.960]% (on a 30/360 basis) on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates to the swap provider and the trust will be entitled to receive an amount equal to a per annum rate of 1-month LIBOR (on a actual/360 basis) on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates from the swap provider. Only the net amount of the two obligations above will be paid by the appropriate party.

Swap Schedule

         Distribution   Swap Notional             Distribution    Swap Notional
Period       Date          Amount       Period        Date           Amount
------   ------------   -------------   ------   --------------   -------------

1           Jul-05      1,247,053,509       38       Aug-08          41,152,783
2           Aug-05      1,218,093,061       39       Sep-08          39,284,235
3           Sep-05      1,184,853,067       40       Oct-08          37,500,224
4           Oct-05      1,147,466,441       41       Nov-08          35,796,938
5           Nov-05      1,106,109,738       42       Dec-08          34,170,733
6           Dec-05      1,061,003,272       43       Jan-09          32,618,132
7           Jan-06      1,012,410,567       44       Feb-09          31,135,815
8           Feb-06        960,699,698       45       Mar-09          29,720,609
9           Mar-06        906,275,588       46       Apr-09          28,369,484
10          Apr-06        854,653,654       47       May-09          27,079,549
11          May-06        805,799,320       48       Jun-09          25,848,041
12          Jun-06        759,567,190       49       Jul-09          24,672,322
13          Jul-06        715,816,102       50       Aug-09          23,549,872
14          Aug-06        674,412,513       51       Sep-09          22,478,286
15          Sep-06        635,230,085       52       Oct-09          21,455,267
16          Oct-06        598,149,298       53       Nov-09          20,478,620
17          Nov-06        563,057,081       54       Dec-09          19,546,250
18          Dec-06        529,846,462       55       Jan-10          18,656,157
19          Jan-07        498,416,238       56       Feb-10          17,806,430
20          Feb-07        468,670,667       57       Mar-10          16,995,244
21          Mar-07        126,539,868       58       Apr-10          16,220,858
22          Apr-07        120,456,499       59       May-10          15,481,608
23          May-07        114,667,370       60       Jun-10          14,775,897
24          Jun-07        109,158,147       61       Jul-10 onwards          $0
25          Jul-07        103,915,198
26          Aug-07         98,925,561
27          Sep-07         94,176,910
28          Oct-07         89,657,524
29          Nov-07         85,356,255
30          Dec-07         81,262,505
31          Jan-08         77,366,190
32          Feb-08         73,657,725
33          Mar-08         70,127,991
34          Apr-08         66,770,411
35          May-08         47,306,529
36          Jun-08         45,159,651
37          Jul-08         43,109,861


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

The Mortgage Loans - All Collateral(1)

Scheduled Principal Balance:                           $1,317,956,201
Number of Mortgage Loans:                                       7,782
Average Scheduled Principal Balance:                         $169,360
Weighted Average Gross Coupon:                                  7.306%
Weighted Average Net Coupon:(2)                                 6.796%
Weighted Average Current FICO Score:                              622
Weighted Average Original LTV Ratio:                            78.06%
Weighted Average Combined Original LTV Ratio:                   81.70%
Weighted Average Stated Remaining Term (months):                  351
Weighted Average Seasoning (months):                                3
Weighted Average Months to Roll:(3)                                22
Weighted Average Gross Margin:(3)                                6.29%
Weighted Average Initial Rate Cap:(3)                            2.43%
Weighted Average Periodic Rate Cap:(3)                           1.32%
Weighted Average Gross Maximum Lifetime Rate:(3)                13.78%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.
(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.


Distribution by Current Principal Balance

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
Current                                            Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Principal              Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Balance               of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
$50,000 & Below            806      $25,892,683        1.96%     10.265%        624     $32,125      94.06%       68.95%      95.35%
$50,001 - $75,000          853       53,511,434        4.06       9.080         614      62,733      86.89        64.12       89.94
$75,001 - $100,000         926       81,265,562        6.17       8.284         614      87,760      84.81        67.38       91.45
$100,001 - $125,000        904      101,585,330        7.71       7.755         611     112,373      82.76        68.83       94.28
$125,001 - $150,000        773      106,338,084        8.07       7.571         614     137,565      82.10        65.18       94.32
$150,001 - $200,000      1,134      197,688,103       15.00       7.326         615     174,328      80.89        59.59       92.14
$200,001 - $250,000        773      173,137,290       13.14       7.145         615     223,981      80.24        53.43       92.43
$250,001 - $300,000        532      146,115,095       11.09       6.957         624     274,652      79.90        48.95       94.50
$300,001 - $350,000        398      128,633,539        9.76       6.843         630     323,200      81.43        41.52       94.95
$350,001 - $400,000        257       96,340,294        7.31       6.754         634     374,865      81.06        47.81       96.54
$400,001 & Above           426      207,448,786       15.74       6.645         635     486,969      80.62        44.79       94.11
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   7,782   $1,317,956,201      100.00%      7.306%        622    $169,360      81.70%       54.66%      93.62%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Current Rate

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Current Rate          of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
4.99% & Below               34       $8,052,382        0.61%      4.976%        676    $236,835      76.10%       71.80%      97.18%
5.00 - 5.49%               136       35,824,079        2.72       5.253         659     263,412      76.10        69.89       99.18
5.50 - 5.99%               571      148,343,239       11.26       5.812         652     259,796      77.69        68.65       97.09
6.00 - 6.49%               811      188,698,468       14.32       6.242         644     232,674      77.81        58.95       94.07
6.50 - 6.99%             1,282      279,522,914       21.21       6.750         630     218,037      81.09        55.51       93.34
7.00 - 7.49%               782      149,952,511       11.38       7.237         617     191,755      81.36        51.99       91.36
7.50 - 7.99%             1,030      184,030,632       13.96       7.724         606     178,671      82.58        44.46       91.86
8.00 - 8.49%               618       92,331,308        7.01       8.214         596     149,403      83.93        50.80       91.05
8.50 - 8.99%               672       90,633,198        6.88       8.726         584     134,871      84.46        52.03       91.68
9.00% & Above            1,846      140,567,469       10.67      10.088         600      76,147      90.10        48.02       95.93
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   7,782   $1,317,956,201      100.00%      7.306%        622    $169,360      81.70%       54.66%      93.62%


Distribution by Credit Score

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Credit Score          of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
740 & Above                152      $28,399,858        2.15%      6.639%        762    $186,841      83.95%       30.77%      86.81%
720 - 739                  155       29,224,016        2.22       6.749         729     188,542      82.12        42.66       87.06
700 - 719                  244       50,300,047        3.82       6.752         710     206,148      82.77        33.13       91.45
680 - 699                  396       76,096,708        5.77       6.762         689     192,163      82.63        36.31       85.34
660 - 679                  687      120,764,135        9.16       6.911         669     175,785      82.50        39.41       87.48
640 - 659                  976      174,039,357       13.21       7.031         649     178,319      83.39        46.17       93.68
620 - 639                1,174      210,388,559       15.96       7.114         629     179,207      83.48        54.71       93.31
600 - 619                1,134      196,291,831       14.89       7.157         609     173,097      83.00        65.45       96.69
580 - 599                1,146      148,254,168       11.25       7.763         589     129,367      83.00        65.95       96.05
560 - 579                  631      106,670,815        8.09       7.747         570     169,050      79.64        64.55       96.59
540 - 559                  442       74,042,799        5.62       7.838         550     167,518      77.81        64.81       98.15
520 - 539                  364       60,449,136        4.59       8.292         530     166,069      73.47        65.44       96.64
500 - 519                  280       42,835,669        3.25       8.599         510     152,985      72.14        67.68       96.33
499 & Below                  1          199,103        0.02       9.500         495     199,103      95.00       100.00      100.00
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   7,782   $1,317,956,201      100.00%      7.306%        622    $169,360      81.70%       54.66%      93.62%


Distribution by Lien

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Lien                  of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
First                    6,592   $1,257,924,763       95.45%      7.153%        621    $190,826      80.85%       55.04%      93.33%
Second                   1,190       60,031,438        4.55      10.519         646      50,447      99.60        46.63       99.52
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   7,782   $1,317,956,201      100.00%      7.306%        622    $169,360      81.70%       54.66%      93.62%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Combined Original LTV

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Combined               Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Original LTV          of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
60.00% & Below             407      $65,802,485        4.99%      7.040%        597    $161,677      49.81%       54.72%      94.22%
60.01 - 70.00%             535      108,210,366        8.21       7.203         592     202,262      66.49        46.55       94.12
70.01 - 80.00%           2,916      579,536,902       43.97       6.871         629     198,744      78.85        50.34       94.28
80.01 - 85.00%             698      140,285,245       10.64       7.216         604     200,982      84.50        57.71       93.12
85.01 - 90.00%           1,129      216,838,631       16.45       7.324         626     192,063      89.67        57.96       86.53
90.01 - 95.00%             603       95,623,724        7.26       7.839         628     158,580      94.70        64.66       98.03
95.01 - 100.00%          1,494      111,658,849        8.47       9.440         639      74,738      99.94        66.08       99.92
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   7,782   $1,317,956,201      100.00%      7.306%        622    $169,360      81.70%       54.66%      93.62%


Distribution by Original LTV

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Original LTV          of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
60.00% & Below           1,596     $125,790,078        9.54%      8.699%        620     $78,816      73.58%       50.88%      96.75%
60.01 - 70.00%             535      108,210,366        8.21       7.203         592     202,262      66.49        46.55       94.12
70.01 - 80.00%           2,915      579,525,207       43.97       6.871         629     198,808      78.85        50.34       94.29
80.01 - 85.00%             698      140,285,245       10.64       7.216         604     200,982      84.50        57.71       93.12
85.01 - 90.00%           1,117      216,082,107       16.40       7.313         626     193,449      89.67        57.99       86.49
90.01 - 95.00%             536       93,733,155        7.11       7.786         628     174,875      94.70        64.72       98.16
95.01 - 100.00%            385       54,330,043        4.12       8.300         631     141,117      99.91        87.13      100.00
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   7,782   $1,317,956,201      100.00%      7.306%        622    $169,360      81.70%       54.66%      93.62%


Distribution by Documentation

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Documentation         of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Full                     4,705     $720,384,086       54.66%      7.166%        611    $153,110      82.53%      100.00%      93.97%
Stated                   2,896      557,468,474       42.30       7.507         636     192,496      80.70         0.00       93.30
Limited                    178       39,304,676        2.98       7.037         614     220,813      81.06         0.00       91.43
No Doc                       3          798,964        0.06       6.816         582     266,321      65.43         0.00      100.00
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   7,782   $1,317,956,201      100.00%      7.306%        622    $169,360      81.70%       54.66%      93.62%


Distribution by Purpose

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Purpose               of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Cashout Refi             3,527     $686,114,661       52.06%      7.169%        607    $194,532      78.59%       57.90%      94.12%
Purchase                 3,775      560,555,960       42.53       7.466         642     148,492      85.53        48.99       92.90
Rate/term Refi             480       71,285,580        5.41       7.361         610     148,512      81.56        68.03       94.42
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   7,782   $1,317,956,201      100.00%      7.306%        622    $169,360      81.70%       54.66%      93.62%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Occupancy

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Occupancy             of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Owner Occupied           7,243   $1,233,822,240       93.62%      7.299%        620    $170,347      81.74%       54.87%     100.00%
Investor                   461       70,162,203        5.32       7.404         648     152,196      80.95        55.26        0.00
Second Home                 78       13,971,758        1.06       7.450         651     179,125      82.61        33.35        0.00
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   7,782   $1,317,956,201      100.00%      7.306%        622    $169,360      81.70%       54.66%      93.62%


Distribution by Property Type

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Property               Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Type                  of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Single Family            5,994     $981,865,143       74.50%      7.329%        618    $163,808      81.48%       56.25%      95.20%
PUD                        872      154,153,231       11.70       7.310         622     176,781      83.36        54.32       94.95
2-4 Family                 444      101,429,098        7.70       7.190         643     228,444      80.83        39.58       77.83
Condo                      470       80,241,598        6.09       7.163         635     170,727      82.34        54.75       91.56
Modular Home                 2          267,132        0.02       6.186         633     133,566      81.22       100.00      100.00
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   7,782   $1,317,956,201      100.00%      7.306%        622    $169,360      81.70%       54.66%      93.62%


Distribution by State

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
State                 of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
CA                       1,965     $489,687,666       37.16%      6.880%        630    $249,205      79.33%       45.78%      95.19%
FL                         801      112,883,584        8.57       7.673         613     140,928      82.61        54.21       91.90
NY                         260       64,348,317        4.88       7.109         638     247,494      79.74        36.85       89.48
GA                         488       61,401,033        4.66       7.818         615     125,822      84.81        68.97       92.42
NJ                         266       57,806,047        4.39       7.148         623     217,316      79.34        51.94       91.04
NV                         232       43,699,581        3.32       7.223         622     188,360      81.62        45.65       93.64
MD                         221       42,193,603        3.20       7.397         609     190,921      82.02        70.18       93.23
TX                         340       32,340,189        2.45       7.775         606      95,118      82.51        62.25       92.32
IL                         196       31,005,857        2.35       7.573         615     158,193      84.73        61.13       92.44
VA                         149       27,631,384        2.10       7.337         614     185,446      82.26        61.91       89.85
Other                    2,864      354,958,939       26.93       7.680         615     123,938      84.49        65.70       93.92
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   7,782   $1,317,956,201      100.00%      7.306%        622    $169,360      81.70%       54.66%      93.62%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Zip

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Zip                   of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
92804                       17       $4,640,169        0.35%      6.842%        676    $272,951      77.69%        0.00%     100.00%
94565                       16        4,139,667        0.31       6.822         631     258,729      82.46        34.97       93.64
92335                       20        3,579,066        0.27       7.079         621     178,953      72.82        33.20      100.00
92336                       13        3,384,943        0.26       6.842         612     260,380      78.87        49.10      100.00
92551                       19        3,305,441        0.25       7.285         637     173,971      80.42        23.53       92.57
92503                       13        3,204,203        0.24       6.513         657     246,477      83.68        60.18      100.00
92345                       20        3,169,302        0.24       6.538         639     158,465      77.66        69.62       95.21
92570                       12        3,117,311        0.24       6.927         614     259,776      78.70        65.24      100.00
92865                        9        3,010,869        0.23       7.034         631     334,541      86.34        34.34       89.88
92805                       10        2,947,471        0.22       6.687         655     294,747      82.11        60.37       85.33
Other                    7,633    1,283,457,761       97.38       7.318         621     168,146      81.75        55.03       93.55
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   7,782   $1,317,956,201      100.00%      7.306%        622    $169,360      81.70%       54.66%      93.62%


Distribution by Remaining Months to Maturity

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
Remaining                                          Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Months To              Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Maturity              of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
1 - 180                    480      $29,041,724        2.20%      9.607%        648     $60,504      92.35%       43.21%      97.84%
181 - 240                  409       19,867,472        1.51       9.035         627      48,576      90.04        69.17       98.95
241 - 360                6,888    1,267,776,675       96.19       7.225         621     184,056      81.34        54.66       93.43
361 - 480                    5        1,270,329        0.10       8.125         544     254,066      72.60        83.87      100.00
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   7,782   $1,317,956,201      100.00%      7.306%        622    $169,360      81.70%       54.66%      93.62%


Distribution by Amortization Type

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Amortization           Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Type                  of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
2 YR ARM                 4,153     $741,987,816       56.30%      7.414%        609    $178,663      81.51%       50.29%      91.13%
2 YR ARM IO                969      270,294,930       20.51       6.555         643     278,942      81.43        60.35       99.20
Fixed                    1,824      187,211,815       14.20       7.803         633     102,638      81.29        66.91       94.98
3 YR ARM                   341       56,634,933        4.30       7.253         621     166,085      81.85        52.00       93.27
3 YR ARM IO                117       33,277,375        2.52       6.606         650     284,422      79.58        50.93       95.51
15/30 Balloon              347       20,868,839        1.58      10.381         655      60,141      99.44        33.76       99.53
5 YR ARM IO                 19        4,274,570        0.32       6.244         658     224,977      78.77        74.22      100.00
5 YR ARM                    11        3,329,556        0.25       6.254         653     302,687      81.39        67.38       59.07
20/30 Balloon                1           76,367        0.01       9.900         747      76,367     100.00         0.00      100.00
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   7,782   $1,317,956,201      100.00%      7.306%        622    $169,360      81.70%       54.66%      93.62%


Distribution by Initial Periodic Cap

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
Initial                                            Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Periodic               Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Cap                   of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
0.51 - 1.00%                10       $1,653,991        0.13%      7.706%        634    $165,399      79.82%       29.90%      82.48%
1.01 - 1.50%             2,066      427,980,892       32.47       7.038         617     207,154      80.18        49.25       95.14
1.51 - 2.00%                21        4,611,983        0.35       7.481         645     219,618      87.72        54.67       76.00
2.51 - 3.00%             3,494      669,982,536       50.83       7.249         620     191,752      82.26        55.49       92.19
3.01 & Above                19        5,569,777        0.42       6.256         649     293,146      74.00        45.61       97.21
N/A                      2,172      208,157,021       15.79       8.062         635      95,837      83.12        63.56       95.44
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   7,782   $1,317,956,201      100.00%      7.306%        622    $169,360      81.70%       54.66%      93.62%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Periodic Cap

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Periodic               Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Cap                   of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
1.00%                    2,344     $419,786,225       31.85%      7.324%        621    $179,090      82.89%       51.94%      94.14%
1.50%                    3,207      676,878,531       51.36       7.057         618     211,063      80.65        53.81       92.84
2.00%                       59       13,134,423        1.00       7.570         609     222,617      75.79        44.49       88.17
N/A                      2,172      208,157,021       15.79       8.062         635      95,837      83.12        63.56       95.44
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   7,782   $1,317,956,201      100.00%      7.306%        622    $169,360      81.70%       54.66%      93.62%


Distribution by Months to Rate Reset

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Months To              Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Rate Reset            of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
1 - 12                       1         $329,407        0.02%      8.590%        604    $329,407      76.74%        0.00%       0.00%
13 - 24                  5,124    1,012,126,509       76.80       7.184         618     197,527      81.49        53.00       93.32
25 - 36                    466       91,642,500        6.95       7.009         632     196,658      81.05        52.01       94.21
37 & Above                  19        5,700,764        0.43       6.026         655     300,040      78.59        69.68       76.09
N/A                      2,172      208,157,021       15.79       8.062         635      95,837      83.12        63.56       95.44
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   7,782   $1,317,956,201      100.00%      7.306%        622    $169,360      81.70%       54.66%      93.62%


Distribution by Life Maximum Rate

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
Life                                               Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Maximum                Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Rate                  of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
11.99% & Below             203      $54,771,560        4.16%      5.593%        661    $269,811      77.24%       62.83%      97.00%
12.00 - 12.49%             351       85,525,761        6.49       5.944         649     243,663      77.96        57.43       97.50
12.50 - 12.99%             748      178,030,637       13.51       6.260         639     238,009      80.23        59.95       93.98
13.00 - 13.49%             656      150,638,818       11.43       6.581         633     229,632      80.07        53.89       91.69
13.50 - 13.99%           1,018      215,840,300       16.38       7.025         625     212,024      82.57        51.70       94.35
14.00 - 14.49%             663      119,448,282        9.06       7.544         610     180,163      83.62        51.98       91.15
14.50 - 14.99%             804      139,384,805       10.58       7.976         596     173,364      83.44        47.21       91.47
15.00 - 15.49%             413       62,584,194        4.75       8.487         587     151,536      83.75        51.19       91.71
15.50 - 15.99%             429       61,843,238        4.69       8.987         570     144,157      83.15        48.14       92.31
16.00% & Above             325       41,731,584        3.17       9.921         558     128,405      79.39        36.78       92.74
N/A                      2,172      208,157,021       15.79       8.062         635      95,837      83.12        63.56       95.44
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   7,782   $1,317,956,201      100.00%      7.306%        622    $169,360      81.70%       54.66%      93.62%


Distribution by Margin

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Margin                of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
4.99% & Below               38       $9,354,769        0.71%      5.916%        660    $246,178      75.20%       57.28%      91.65%
5.00 - 5.49%               629      151,793,059       11.52       6.365         640     241,324      80.05        52.50       95.84
5.50 - 5.99%             1,803      390,596,196       29.64       6.860         626     216,637      80.83        47.60       94.43
6.00 - 6.49%               540      102,740,779        7.80       7.164         607     190,261      79.00        54.63       94.52
6.50 - 6.99%             1,595      324,906,254       24.65       7.337         613     203,703      81.18        57.57       90.25
7.00% & Above            1,005      130,408,121        9.89       8.664         597     129,759      87.88        56.68       93.50
N/A                      2,172      208,157,021       15.79       8.062         635      95,837      83.12        63.56       95.44
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   7,782   $1,317,956,201      100.00%      7.306%        622    $169,360      81.70%       54.66%      93.62%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

The Adjustable Rate Mortgage Loans(1)

Scheduled Principal Balance:                           $1,109,799,179
Number of Mortgage Loans:                                       5,610
Average Scheduled Principal Balance:                         $197,825
Weighted Average Gross Coupon:                                  7.164%
Weighted Average Net Coupon:(2)                                 6.654%
Weighted Average Current FICO Score:                              619
Weighted Average Original LTV Ratio:                            81.44%
Weighted Average Combined Original LTV Ratio:                   81.44%
Weighted Average Stated Remaining Term (months):                  357
Weighted Average Seasoning (months):                                3
Weighted Average Months to Roll:(3)                                22
Weighted Average Gross Margin:(3)                                6.29%
Weighted Average Initial Rate Cap:(3)                            2.43%
Weighted Average Periodic Rate Cap:(3)                           1.32%
Weighted Average Gross Maximum Lifetime Rate:(3)                13.78%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.
(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.

Distribution by Current Principal Balance

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Current Principal      Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Balance               of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
$50,000 & Below             75       $3,443,534        0.31%      8.678%        600     $45,914      77.11%       78.45%      80.04%
$50,001 - $75,000          450       28,590,831        2.58       8.409         595      63,535      81.72        73.68       86.47
$75,001 - $100,000         620       54,736,249        4.93       7.969         601      88,284      83.02        71.82       91.39
$100,001 - $125,000        701       78,954,847        7.11       7.656         605     112,632      82.62        70.05       94.46
$125,001 - $150,000        620       85,295,474        7.69       7.558         609     137,573      82.57        65.03       94.05
$150,001 - $200,000        971      169,458,687       15.27       7.358         611     174,520      81.51        57.59       91.53
$200,001 - $250,000        678      151,807,054       13.68       7.193         612     223,904      80.99        52.96       91.52
$250,001 - $300,000        494      135,699,779       12.23       6.972         624     274,696      80.16        47.22       94.29
$300,001 - $350,000        363      117,386,899       10.58       6.873         629     323,380      82.04        39.49       94.47
$350,001 - $400,000        236       88,522,640        7.98       6.785         634     375,096      81.18        45.31       96.23
$400,001 & Above           402      195,903,185       17.65       6.650         634     487,321      80.98        43.74       94.33
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   5,610   $1,109,799,179      100.00%      7.164%        619    $197,825      81.44%       52.99%      93.27%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Current Rate

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Current Rate          of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
4.99% & Below               34       $8,052,382        0.73%      4.976%        676    $236,835      76.10%       71.80%      97.18%
5.00 - 5.49%               136       35,824,079        3.23       5.253         659     263,412      76.10        69.89       99.18
5.50 - 5.99%               448      122,883,511       11.07       5.779         651     274,294      78.98        67.32       96.61
6.00 - 6.49%               645      158,613,957       14.29       6.242         643     245,913      79.09        57.05       93.33
6.50 - 6.99%             1,106      249,468,975       22.48       6.752         629     225,560      81.48        53.35       93.13
7.00 - 7.49%               674      133,215,154       12.00       7.239         615     197,649      81.91        50.16       91.52
7.50 - 7.99%               886      163,260,449       14.71       7.723         604     184,267      82.86        41.76       92.31
8.00 - 8.49%               526       83,235,242        7.50       8.214         594     158,242      83.93        47.91       90.87
8.50 - 8.99%               535       79,650,556        7.18       8.724         578     148,880      84.07        48.80       92.32
9.00% & Above              620       75,594,874        6.81       9.708         569     121,927      83.91        49.20       93.79
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   5,610   $1,109,799,179      100.00%      7.164%        619    $197,825      81.44%       52.99%      93.27%


Distribution by Credit Score

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Credit Score          of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
740 & Above                 98      $23,133,363        2.08%      6.323%        762    $236,055      82.70%       31.46%      86.91%
720 - 739                   91       22,659,833        2.04       6.420         729     249,009      81.74        41.98       84.75
700 - 719                  148       40,569,948        3.66       6.474         710     274,121      81.58        30.83       90.23
680 - 699                  252       59,960,482        5.40       6.543         689     237,938      81.94        31.82       83.77
660 - 679                  446       98,062,388        8.84       6.633         669     219,871      82.10        39.03       86.21
640 - 659                  646      138,877,056       12.51       6.798         649     214,980      83.20        44.50       93.24
620 - 639                  851      176,457,623       15.90       6.955         629     207,353      83.33        52.71       92.92
600 - 619                  865      167,569,335       15.10       7.046         609     193,722      83.37        63.96       96.35
580 - 599                  698      121,994,192       10.99       7.484         589     174,777      82.20        60.49       95.48
560 - 579                  543       95,756,600        8.63       7.745         570     176,347      80.11        62.98       97.04
540 - 559                  382       67,666,561        6.10       7.810         550     177,138      78.33        62.40       98.06
520 - 539                  326       55,744,325        5.02       8.297         530     170,995      73.67        63.33       96.61
500 - 519                  263       41,148,371        3.71       8.601         510     156,458      72.54        67.08       96.60
499 & Below                  1          199,103        0.02       9.500         495     199,103      95.00       100.00      100.00
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   5,610   $1,109,799,179      100.00%      7.164%        619    $197,825      81.44%       52.99%      93.27%


Distribution by Lien

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Lien                  of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
First                    5,610   $1,109,799,179      100.00%      7.164%        619    $197,825      81.44%       52.99%      93.27%
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   5,610   $1,109,799,179      100.00%      7.164%        619    $197,825      81.44%       52.99%      93.27%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Combined Original LTV

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Combined               Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Original LTV          of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
60.00% & Below             252      $43,612,802        3.93%      7.220%        584    $173,067      50.88%       54.12%      94.08%
60.01 - 70.00%             417       86,376,157        7.78       7.322         583     207,137      66.54        43.92       93.81
70.01 - 80.00%           2,614      533,014,826       48.03       6.857         629     203,908      78.90        48.48       94.35
80.01 - 85.00%             572      122,096,874       11.00       7.214         601     213,456      84.51        55.62       93.23
85.01 - 90.00%             952      194,004,076       17.48       7.324         624     203,786      89.69        54.81       86.17
90.01 - 95.00%             451       80,892,664        7.29       7.831         624     179,363      94.73        62.28       98.14
95.01 - 100.00%            352       49,801,782        4.49       8.295         628     141,482      99.92        87.38      100.00
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   5,610   $1,109,799,179      100.00%      7.164%        619    $197,825      81.44%       52.99%      93.27%


Distribution by Original LTV

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Original LTV          of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
60.00% & Below             252      $43,612,802        3.93%      7.220%        584    $173,067      50.88%       54.12%      94.08%
60.01 - 70.00%             417       86,376,157        7.78       7.322         583     207,137      66.54        43.92       93.81
70.01 - 80.00%           2,614      533,014,826       48.03       6.857         629     203,908      78.90        48.48       94.35
80.01 - 85.00%             572      122,096,874       11.00       7.214         601     213,456      84.51        55.62       93.23
85.01 - 90.00%             952      194,004,076       17.48       7.324         624     203,786      89.69        54.81       86.17
90.01 - 95.00%             451       80,892,664        7.29       7.831         624     179,363      94.73        62.28       98.14
95.01 - 100.00%            352       49,801,782        4.49       8.295         628     141,482      99.92        87.38      100.00
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   5,610   $1,109,799,179      100.00%      7.164%        619    $197,825      81.44%       52.99%      93.27%


Distribution by Documentation

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Documentation         of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Full                     3,312     $588,080,468       52.99%      7.034%        608    $177,561      82.41%      100.00%      93.44%
Stated                   2,165      487,965,287       43.97       7.334         633     225,388      80.31         0.00       93.27
Limited                    131       33,130,766        2.99       6.975         606     252,907      81.13         0.00       90.30
No Doc                       2          622,659        0.06       6.764         535     311,329      62.32         0.00      100.00
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   5,610   $1,109,799,179      100.00%      7.164%        619    $197,825      81.44%       52.99%      93.27%


Distribution by Purpose

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Purpose               of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Cashout Refi             2,647     $567,296,942       51.12%      7.159%        602    $214,317      79.05%       55.47%      93.99%
Purchase                 2,608      485,132,699       43.71       7.143         641     186,017      84.21        48.61       92.36
Rate/term Refi             355       57,369,538        5.17       7.391         603     161,604      81.56        65.52       93.85
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   5,610   $1,109,799,179      100.00%      7.164%        619    $197,825      81.44%       52.99%      93.27%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Occupancy

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Occupancy             of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Owner Occupied           5,180   $1,035,154,292       93.27%      7.150%        617    $199,837      81.41%       53.08%     100.00%
Investor                   369       62,950,442        5.67       7.362         647     170,597      81.55        54.46        0.00
Second Home                 61       11,694,445        1.05       7.388         651     191,712      83.39        36.71        0.00
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   5,610   $1,109,799,179      100.00%      7.164%        619    $197,825      81.44%       52.99%      93.27%


Distribution by Property Type

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Property Type         of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Single Family            4,315     $821,112,915       73.99%      7.196%        616    $190,293      81.28%       54.48%      95.00%
PUD                        642      133,093,023       11.99       7.149         619     207,310      82.73        52.74       94.62
2-4 Family                 323       86,719,648        7.81       7.072         641     268,482      80.95        39.64       76.85
Condo                      329       68,785,956        6.20       6.927         635     209,076      81.42        52.45       90.77
Modular Home                 1           87,637        0.01       5.850         614      87,637      80.00       100.00      100.00
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   5,610   $1,109,799,179      100.00%      7.164%        619    $197,825      81.44%       52.99%      93.27%


Distribution by State

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
State                 of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
CA                       1,398     $418,903,648       37.75%      6.687%        627    $299,645      79.19%       44.91%      94.70%
FL                         593       94,767,019        8.54       7.622         611     159,809      82.85        50.87       92.05
GA                         383       53,038,786        4.78       7.686         613     138,482      84.37        69.30       92.02
NY                         176       51,100,650        4.60       7.042         634     290,345      79.87        34.32       89.07
NJ                         202       49,018,248        4.42       7.040         625     242,665      80.17        50.06       90.73
NV                         160       37,266,143        3.36       7.001         620     232,913      80.40        43.66       92.56
MD                         171       36,903,328        3.33       7.306         606     215,809      81.36        67.97       93.23
IL                         156       28,260,759        2.55       7.481         614     181,159      84.56        60.98       91.97
VA                         122       24,964,081        2.25       7.265         613     204,624      81.95        60.16       89.23
TX                         199       23,529,121        2.12       7.703         598     118,237      80.84        62.92       93.00
Other                    2,050      292,047,397       26.32       7.567         612     142,462      84.00        63.17       93.61
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   5,610   $1,109,799,179      100.00%      7.164%        619    $197,825      81.44%       52.99%      93.27%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Zip

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Zip                   of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
92804                       11       $4,094,496        0.37%      6.396%        677    $372,227      74.86%        0.00%     100.00%
94565                       12        3,836,610        0.35       6.543         633     319,718      81.15        33.89       93.13
92336                       11        3,229,648        0.29       6.649         612     293,604      77.98        48.53      100.00
92335                       15        3,182,013        0.29       7.004         617     212,134      71.94        31.31      100.00
92570                       12        3,117,311        0.28       6.927         614     259,776      78.70        65.24      100.00
92503                       10        2,948,280        0.27       6.174         658     294,828      82.57        62.83      100.00
91342                        8        2,875,986        0.26       6.198         620     359,498      79.16        43.94       91.44
89129                       11        2,772,190        0.25       7.053         599     252,017      76.30        71.37       90.32
92551                       11        2,754,856        0.25       6.818         637     250,441      78.84        22.47       91.08
92805                        7        2,695,582        0.24       6.413         656     385,083      80.55        56.67       83.95
Other                    5,502    1,078,292,208       97.16       7.180         619     195,982      81.53        53.32       93.21
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   5,610   $1,109,799,179      100.00%      7.164%        619    $197,825      81.44%       52.99%      93.27%


Distribution by Remaining Months to Maturity

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
Remaining                                          Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Months To              Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Maturity              of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
241 - 360                5,605   $1,108,528,850       99.89%      7.163%        619    $197,775      81.45%       52.95%      93.27%
361 - 480                    5        1,270,329        0.11       8.125         544     254,066      72.60        83.87      100.00
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   5,610   $1,109,799,179      100.00%      7.164%        619    $197,825      81.44%       52.99%      93.27%


Distribution by Amortization Type

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Amortization           Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Type                  of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
2 YR ARM                 4,153     $741,987,816       66.86%      7.414%        609    $178,663      81.51%       50.29%      91.13%
2 YR ARM IO                969      270,294,930       24.36       6.555         643     278,942      81.43        60.35       99.20
3 YR ARM                   341       56,634,933        5.10       7.253         621     166,085      81.85        52.00       93.27
3 YR ARM IO                117       33,277,375        3.00       6.606         650     284,422      79.58        50.93       95.51
5 YR ARM IO                 19        4,274,570        0.39       6.244         658     224,977      78.77        74.22      100.00
5 YR ARM                    11        3,329,556        0.30       6.254         653     302,687      81.39        67.38       59.07
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   5,610   $1,109,799,179      100.00%      7.164%        619    $197,825      81.44%       52.99%      93.27%



Distribution by Initial Periodic Cap

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
Initial                                            Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Periodic               Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Cap                   of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
0.51 - 1.00%                10       $1,653,991        0.15%      7.706%        634    $165,399      79.82%       29.90%      82.48%
1.01 - 1.50%             2,066      427,980,892       38.56       7.038         617     207,154      80.18        49.25       95.14
1.51 - 2.00%                21        4,611,983        0.42       7.481         645     219,618      87.72        54.67       76.00
2.51 - 3.00%             3,494      669,982,536       60.37       7.249         620     191,752      82.26        55.49       92.19
3.01 & Above                19        5,569,777        0.50       6.256         649     293,146      74.00        45.61       97.21
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   5,610   $1,109,799,179      100.00%      7.164%        619    $197,825      81.44%       52.99%      93.27%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Periodic Cap

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Periodic               Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Cap                   of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
1.00%                    2,344     $419,786,225       37.83%      7.324%        621    $179,090      82.89%       51.94%      94.14%
1.50%                    3,207      676,878,531       60.99       7.057         618     211,063      80.65        53.81       92.84
2.00%                       59       13,134,423        1.18       7.570         609     222,617      75.79        44.49       88.17
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   5,610   $1,109,799,179      100.00%      7.164%        619    $197,825      81.44%       52.99%      93.27%



Distribution by Months to Rate Reset

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Months To              Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Rate Reset            of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
1 - 12                       1         $329,407        0.03%      8.590%        604    $329,407      76.74%        0.00%       0.00%
13 - 24                  5,124    1,012,126,509       91.20       7.184         618     197,527      81.49        53.00       93.32
25 - 36                    466       91,642,500        8.26       7.009         632     196,658      81.05        52.01       94.21
37 & Above                  19        5,700,764        0.51       6.026         655     300,040      78.59        69.68       76.09
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   5,610   $1,109,799,179      100.00%      7.164%        619    $197,825      81.44%       52.99%      93.27%


Distribution by Life Maximum Rate

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
Life                                               Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Maximum                Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Rate                  of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
11.99% & Below             203      $54,771,560        4.94%      5.593%        661    $269,811      77.24%       62.83%      97.00%
12.00 - 12.49%             351       85,525,761        7.71       5.944         649     243,663      77.96        57.43       97.50
12.50 - 12.99%             748      178,030,637       16.04       6.260         639     238,009      80.23        59.95       93.98
13.00 - 13.49%             656      150,638,818       13.57       6.581         633     229,632      80.07        53.89       91.69
13.50 - 13.99%           1,018      215,840,300       19.45       7.025         625     212,024      82.57        51.70       94.35
14.00 - 14.49%             663      119,448,282       10.76       7.544         610     180,163      83.62        51.98       91.15
14.50 - 14.99%             804      139,384,805       12.56       7.976         596     173,364      83.44        47.21       91.47
15.00 - 15.49%             413       62,584,194        5.64       8.487         587     151,536      83.75        51.19       91.71
15.50 - 15.99%             429       61,843,238        5.57       8.987         570     144,157      83.15        48.14       92.31
16.00% & Above             325       41,731,584        3.76       9.921         558     128,405      79.39        36.78       92.74
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   5,610   $1,109,799,179      100.00%      7.164%        619    $197,825      81.44%       52.99%      93.27%


Distribution by Margin

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Margin                of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
4.99% & Below               38       $9,354,769        0.84%      5.916%        660    $246,178      75.20%       57.28%      91.65%
5.00 - 5.49%               629      151,793,059       13.68       6.365         640     241,324      80.05        52.50       95.84
5.50 - 5.99%             1,803      390,596,196       35.20       6.860         626     216,637      80.83        47.60       94.43
6.00 - 6.49%               540      102,740,779        9.26       7.164         607     190,261      79.00        54.63       94.52
6.50 - 6.99%             1,595      324,906,254       29.28       7.337         613     203,703      81.18        57.57       90.25
7.00% & Above            1,005      130,408,121       11.75       8.664         597     129,759      87.88        56.68       93.50
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   5,610   $1,109,799,179      100.00%      7.164%        619    $197,825      81.44%       52.99%      93.27%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

The Fixed Rate Mortgage Loans(1)

Scheduled Principal Balance:                       $208,157,021
Number of Mortgage Loans:                                 2,172
Average Scheduled Principal Balance:                    $95,837
Weighted Average Gross Coupon:                            8.062%
Weighted Average Net Coupon:(2)                           7.552%
Weighted Average Current FICO Score:                        635
Weighted Average Original LTV Ratio:                      60.08%
Weighted Average Combined Original LTV Ratio:             83.12%
Weighted Average Stated Remaining Term (months):            320
Weighted Average Seasoning (months):                          3

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.


Distribution by Current Principal Balance

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Current Principal      Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Balance               of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
$50,000 & Below            731      $22,449,149       10.78%     10.508%        627     $30,710      96.66%       67.50%      97.70%
$50,001 - $75,000          403       24,920,603       11.97       9.848         637      61,838      92.83        53.15       93.91
$75,001 - $100,000         306       26,529,313       12.74       8.933         640      86,697      88.50        58.21       91.58
$100,001 - $125,000        203       22,630,483       10.87       8.098         632     111,480      83.24        64.58       93.66
$125,001 - $150,000        153       21,042,610       10.11       7.624         633     137,533      80.16        65.77       95.43
$150,001 - $200,000        163       28,229,416       13.56       7.136         637     173,187      77.12        71.62       95.78
$200,001 - $250,000         95       21,330,236       10.25       6.801         631     224,529      74.86        56.78       98.90
$250,001 - $300,000         38       10,415,316        5.00       6.766         625     274,087      76.48        71.41       97.25
$300,001 - $350,000         35       11,246,640        5.40       6.529         644     321,333      75.03        62.74      100.00
$350,001 - $400,000         21        7,817,655        3.76       6.399         633     372,269      79.76        76.20      100.00
$400,001 & Above            24       11,545,601        5.55       6.558         652     481,067      74.61        62.59       90.37
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   2,172     $208,157,021      100.00%      8.062%        635     $95,837      83.12%       63.56%      95.44%


Distribution by Current Rate

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Current Rate          of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
5.50 - 5.99%               123      $25,459,728       12.23%      5.967%        654    $206,990      71.48%       75.07%      99.37%
6.00 - 6.49%               166       30,084,511       14.45       6.239         648     181,232      71.02        68.93       97.95
6.50 - 6.99%               176       30,053,940       14.44       6.733         634     170,761      77.93        73.36       95.01
7.00 - 7.49%               108       16,737,357        8.04       7.218         626     154,976      76.97        66.48       90.07
7.50 - 7.99%               144       20,770,183        9.98       7.729         618     144,237      80.37        65.74       88.32
8.00 - 8.49%                92        9,096,066        4.37       8.220         615      98,870      83.99        77.23       92.68
8.50 - 8.99%               137       10,982,642        5.28       8.734         626      80,165      87.31        75.50       86.98
9.00% & Above            1,226       64,972,595       31.21      10.529         635      52,996      97.30        46.65       98.41
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   2,172     $208,157,021      100.00%      8.062%        635     $95,837      83.12%       63.56%      95.44%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Credit Score

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Credit Score          of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
740 & Above                 54       $5,266,494        2.53%      8.030%        761     $97,528      89.44%       27.72%      86.33%
720 - 739                   64        6,564,182        3.15       7.886         731     102,565      83.43        45.01       95.06
700 - 719                   96        9,730,099        4.67       7.911         709     101,355      87.75        42.73       96.55
680 - 699                  144       16,136,226        7.75       7.572         689     112,057      85.18        52.98       91.18
660 - 679                  241       22,701,747       10.91       8.114         669      94,198      84.21        41.05       92.95
640 - 659                  330       35,162,302       16.89       7.948         649     106,552      84.13        52.77       95.40
620 - 639                  323       33,930,936       16.30       7.938         629     105,049      84.27        65.09       95.38
600 - 619                  269       28,722,496       13.80       7.807         609     106,775      80.87        74.12       98.66
580 - 599                  448       26,259,976       12.62       9.056         590      58,616      86.73        91.30       98.69
560 - 579                   88       10,914,216        5.24       7.765         570     124,025      75.51        78.34       92.66
540 - 559                   60        6,376,238        3.06       8.140         552     106,271      72.28        90.35       99.08
520 - 539                   38        4,704,811        2.26       8.238         529     123,811      71.02        90.42       97.03
500 - 519                   17        1,687,298        0.81       8.550         509      99,253      62.44        82.44       89.70
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   2,172     $208,157,021      100.00%      8.062%        635     $95,837      83.12%       63.56%      95.44%


Distribution by Lien

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Lien                  of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
First                      982     $148,125,583       71.16%      7.066%        631    $150,841      76.44%       70.42%      93.79%
Second                   1,190       60,031,438       28.84      10.519         646      50,447      99.60        46.63       99.52
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   2,172     $208,157,021      100.00%      8.062%        635     $95,837      83.12%       63.56%      95.44%


Distribution by Combined Original LTV

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Combined               Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Original LTV          of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
60.00% & Below             155      $22,189,684       10.66%      6.686%        622    $143,159      47.71%       55.88%      94.50%
60.01 - 70.00%             118       21,834,209       10.49       6.734         629     185,036      66.28        56.96       95.35
70.01 - 80.00%             302       46,522,076       22.35       7.027         628     154,047      78.26        71.72       93.56
80.01 - 85.00%             126       18,188,371        8.74       7.227         623     144,352      84.44        71.73       92.35
85.01 - 90.00%             177       22,834,555       10.97       7.326         636     129,009      89.49        84.68       89.51
90.01 - 95.00%             152       14,731,060        7.08       7.881         651      96,915      94.55        77.71       97.43
95.01 - 100.00%          1,142       61,857,067       29.72      10.363         647      54,166      99.95        48.94       99.85
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   2,172     $208,157,021      100.00%      8.062%        635     $95,837      83.12%       63.56%      95.44%


Distribution by Original LTV

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Original LTV          of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
60.00% & Below           1,344      $82,177,277       39.48%      9.484%        640     $61,144      85.63%       49.15%      98.17%
60.01 - 70.00%             118       21,834,209       10.49       6.734         629     185,036      66.28        56.96       95.35
70.01 - 80.00%             301       46,510,381       22.34       7.026         628     154,520      78.26        71.74       93.58
80.01 - 85.00%             126       18,188,371        8.74       7.227         623     144,352      84.44        71.73       92.35
85.01 - 90.00%             165       22,078,031       10.61       7.216         636     133,806      89.48        85.89       89.24
90.01 - 95.00%              85       12,840,491        6.17       7.504         650     151,065      94.55        80.03       98.32
95.01 - 100.00%             33        4,528,261        2.18       8.355         657     137,220      99.82        84.35      100.00
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   2,172     $208,157,021      100.00%      8.062%        635     $95,837      83.12%       63.56%      95.44%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Documentation

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Documentation         of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Full                     1,393     $132,303,618       63.56%      7.751%        623     $94,977      83.07%      100.00%      96.33%
Stated                     731       69,503,187       33.39       8.717         657      95,080      83.44         0.00       93.56
Limited                     47        6,173,910        2.97       7.373         657     131,360      80.71         0.00       97.47
No Doc                       1          176,305        0.08       7.000         747     176,305      76.39         0.00      100.00
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   2,172     $208,157,021      100.00%      8.062%        635     $95,837      83.12%       63.56%      95.44%


Distribution by Purpose

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Purpose               of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Cashout Refi               880     $118,817,719       57.08%      7.218%        628    $135,020      76.39%       69.50%      94.71%
Purchase                 1,167       75,423,261       36.23       9.542         646      64,630      94.00        51.46       96.35
Rate/term Refi             125       13,916,042        6.69       7.240         638     111,328      81.56        78.37       96.75
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   2,172     $208,157,021      100.00%      8.062%        635     $95,837      83.12%       63.56%      95.44%


Distribution by Occupancy

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Occupancy             of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Owner Occupied           2,063     $198,667,948       95.44%      8.076%        634     $96,301      83.44%       64.15%     100.00%
Investor                    92        7,211,761        3.46       7.771         655      78,389      75.65        62.23        0.00
Second Home                 17        2,277,313        1.09       7.770         652     133,960      78.62        16.12        0.00
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   2,172     $208,157,021      100.00%      8.062%        635     $95,837      83.12%       63.56%      95.44%


Distribution by Property Type

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Property               Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Type                  of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Single Family            1,679     $160,752,228       77.23%      8.009%        633     $95,743      82.50%       65.29%      96.25%
PUD                        230       21,060,208       10.12       8.326         640      91,566      87.34        64.28       97.02
2-4 Family                 121       14,709,450        7.07       7.883         656     121,566      80.12        39.23       83.63
Condo                      141       11,455,642        5.50       8.581         636      81,246      87.86        68.55       96.34
Modular Home                 1          179,495        0.09       6.350         643     179,495      81.82       100.00      100.00
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   2,172     $208,157,021      100.00%      8.062%        635     $95,837      83.12%       63.56%      95.44%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by State

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
State                 of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
CA                         567      $70,784,018       34.01%      8.023%        643    $124,840      80.14%       50.90%      98.12%
FL                         208       18,116,565        8.70       7.941         626      87,099      81.36        71.65       91.14
NY                          84       13,247,667        6.36       7.364         654     157,710      79.24        46.59       91.06
TX                         141        8,811,068        4.23       7.967         626      62,490      86.96        60.45       90.51
NJ                          64        8,787,799        4.22       7.750         616     137,309      74.72        62.41       92.77
GA                         105        8,362,247        4.02       8.652         626      79,640      87.62        66.85       94.92
NV                          72        6,433,438        3.09       8.514         633      89,353      88.67        57.22       99.89
MD                          50        5,290,275        2.54       8.033         631     105,806      86.64        85.66       93.25
WA                          62        5,174,977        2.49       7.942         667      83,467      86.71        66.27       95.93
AZ                          62        4,861,111        2.34       7.829         632      78,405      89.84        77.32      100.00
Other                      757       58,287,856       28.00       8.264         628      76,998      86.39        77.75       95.03
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   2,172     $208,157,021      100.00%      8.062%        635     $95,837      83.12%       63.56%      95.44%


Distribution by Zip

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Zip                   of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
92345                        8         $978,683        0.47%      7.499%        666    $122,335      80.43%       91.44%     100.00%
91710                        4          804,317        0.39       6.960         619     201,079      76.63        45.21      100.00
92201                        6          793,260        0.38       6.935         654     132,210      85.17        86.98      100.00
90220                        6          775,049        0.37       7.626         618     129,175      88.09        50.13      100.00
91730                        3          770,289        0.37       7.264         648     256,763      78.91        92.84       74.81
96706                        3          733,002        0.35       6.947         610     244,334      82.58        92.11      100.00
96797                        4          719,237        0.35       7.183         676     179,809      77.01        88.45      100.00
91504                        2          687,348        0.33       6.230         623     343,674      55.36        47.82      100.00
95336                        2          675,795        0.32       6.246         619     337,897      81.83        58.28      100.00
20782                        2          674,057        0.32       6.251         701     337,029      81.57       100.00      100.00
Other                    2,132      200,545,983       96.34       8.104         635      94,065      83.27        63.10       95.37
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   2,172     $208,157,021      100.00%      8.062%        635     $95,837      83.12%       63.56%      95.44%


Distribution by Remaining Months to Maturity

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
Remaining                                          Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Months To              Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Maturity              of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
1 - 180                    480      $29,041,724       13.95%      9.607%        648     $60,504      92.35%       43.21%      97.84%
181 - 240                  409       19,867,472        9.54       9.035         627      48,576      90.04        69.17       98.95
241 - 360                1,283      159,247,825       76.50       7.659         634     124,121      80.57        66.57       94.57
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   2,172     $208,157,021      100.00%      8.062%        635     $95,837      83.12%       63.56%      95.44%


Distribution by Amortization Type

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Amortization           Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Type                  of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Fixed                    1,824     $187,211,815       89.94%      7.803%        633    $102,638      81.29%       66.91%      94.98%
15/30 Balloon              347       20,868,839       10.03      10.381         655      60,141      99.44        33.76       99.53
20/30 Balloon                1           76,367        0.04       9.900         747      76,367     100.00         0.00      100.00
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   2,172     $208,157,021      100.00%      8.062%        635     $95,837      83.12%       63.56%      95.44%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

The Group I Mortgage Loans - All Collateral(1)

Scheduled Principal Balance:                           $429,782,644
Number of Mortgage Loans:                                     2,852
Average Scheduled Principal Balance:                       $150,695
Weighted Average Gross Coupon:                                7.369%
Weighted Average Net Coupon:(2)                               6.859%
Weighted Average Current FICO Score:                            607
Weighted Average Original LTV Ratio:                          74.41%
Weighted Average Combined Original LTV Ratio:                 79.46%
Weighted Average Stated Remaining Term (months):                348
Weighted Average Seasoning (months):                              3
Weighted Average Months to Roll:(3)                              22
Weighted Average Gross Margin:(3)                              6.12%
Weighted Average Initial Rate Cap:(3)                          2.13%
Weighted Average Periodic Rate Cap:(3)                         1.44%
Weighted Average Gross Maximum Lifetime Rate:(3)              14.13%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.
(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.


Distribution by Current Principal Balance

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Current Principal      Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Balance               of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
$50,000 & Below            253       $8,763,229        2.04%      9.615%        634     $34,637      95.15%       72.33%      98.30%
$50,001 - $75,000          298       18,747,892        4.36       9.050         617      62,912      87.24        59.21       93.30
$75,001 - $100,000         364       32,141,702        7.48       8.143         613      88,301      83.89        63.81       96.28
$100,001 - $125,000        404       45,641,363       10.62       7.470         611     112,974      80.65        68.35       96.05
$125,001 - $150,000        365       50,368,339       11.72       7.354         610     137,995      78.82        65.48       95.64
$150,001 - $200,000        436       76,156,743       17.72       7.219         600     174,671      76.91        60.22       94.38
$200,001 - $250,000        322       72,108,015       16.78       7.214         595     223,938      77.39        52.57       93.78
$250,001 - $300,000        195       53,543,173       12.46       6.978         604     274,580      77.05        55.30       93.76
$300,001 - $350,000        173       55,793,794       12.98       6.921         616     322,507      80.20        42.23       96.51
$350,001 - $400,000         27        9,838,061        2.29       6.660         601     364,373      79.27        48.18       92.48
$400,001 & Above            15        6,680,333        1.55       6.707         636     445,356      77.31        40.66       72.41
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   2,852     $429,782,644      100.00%      7.369%        607    $150,695      79.46%       57.36%      94.59%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Current Rate

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Current Rate          of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
4.99% & Below                9       $1,917,019        0.45%      4.990%        671    $213,002      76.04%       83.96%     100.00%
5.00 - 5.49%                59       11,558,707        2.69       5.235         650     195,910      71.78        65.50       98.46
5.50 - 5.99%               179       35,950,630        8.36       5.801         644     200,842      76.37        78.64       94.74
6.00 - 6.49%               332       61,130,534       14.22       6.238         640     184,128      75.84        60.59       94.76
6.50 - 6.99%               491       90,269,530       21.00       6.786         616     183,848      79.76        62.22       95.59
7.00 - 7.49%               321       55,447,669       12.90       7.239         601     172,734      79.40        59.05       89.84
7.50 - 7.99%               397       65,741,417       15.30       7.729         581     165,596      79.24        47.68       92.82
8.00 - 8.49%               220       30,454,390        7.09       8.240         569     138,429      79.37        54.86       95.98
8.50 - 8.99%               248       30,416,452        7.08       8.731         566     122,647      80.63        54.24       96.30
9.00% & Above              596       46,896,296       10.91       9.992         599      78,685      87.67        39.60       97.25
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   2,852     $429,782,644      100.00%      7.369%        607    $150,695      79.46%       57.36%      94.59%


Distribution by Credit Score

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Credit Score          of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
740 & Above                 56       $7,044,391        1.64%      7.181%        761    $125,793      86.05%       32.34%      89.76%
720 - 739                   49        6,612,579        1.54       6.973         731     134,951      82.60        57.62       82.07
700 - 719                   69        8,456,962        1.97       7.506         709     122,565      84.45        39.66       89.76
680 - 699                  131       20,104,473        4.68       6.839         688     153,469      84.61        51.75       85.80
660 - 679                  238       36,711,354        8.54       6.786         669     154,249      81.20        46.65       87.98
640 - 659                  338       49,554,542       11.53       7.006         648     146,611      83.04        54.49       94.84
620 - 639                  387       58,484,921       13.61       7.046         629     151,124      81.66        55.46       92.23
600 - 619                  348       51,678,092       12.02       7.164         609     148,500      81.69        58.41       98.03
580 - 599                  357       44,594,865       10.38       7.405         589     124,916      78.99        60.66       96.50
560 - 579                  255       41,797,305        9.73       7.561         570     163,911      75.43        60.39       96.41
540 - 559                  239       41,480,475        9.65       7.757         550     173,558      76.68        59.64       98.74
520 - 539                  201       34,159,916        7.95       8.098         529     169,950      73.73        64.75       97.29
500 - 519                  184       29,102,768        6.77       8.461         510     158,167      72.64        71.38       98.02
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   2,852     $429,782,644      100.00%      7.369%        607    $150,695      79.46%       57.36%      94.59%


Distribution by Lien

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Lien                  of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
First                    2,369     $402,632,119       93.68%      7.191%        604    $169,959      78.10%       58.08%      94.23%
Second                     483       27,150,525        6.32      10.012         655      56,212      99.64        46.72      100.00
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   2,852     $429,782,644      100.00%      7.369%        607    $150,695      79.46%       57.36%      94.59%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Combined Original LTV

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Combined               Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Original LTV          of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
60.00% & Below             225      $34,892,714        8.12%      7.088%        589    $155,079      50.14%       58.34%      95.40%
60.01 - 70.00%             290       55,356,178       12.88       7.353         583     190,883      66.45        46.36       95.13
70.01 - 80.00%             997      165,310,820       38.46       7.129         604     165,808      78.18        56.29       93.49
80.01 - 85.00%             307       55,980,360       13.03       7.236         597     182,346      84.47        56.25       94.93
85.01 - 90.00%             368       59,845,439       13.92       7.195         618     162,623      89.63        67.04       91.07
90.01 - 95.00%             149       25,307,356        5.89       7.186         641     169,848      94.73        69.41      100.00
95.01 - 100.00%            516       33,089,777        7.70       9.577         650      64,127      99.94        55.19      100.00
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   2,852     $429,782,644      100.00%      7.369%        607    $150,695      79.46%       57.36%      94.59%


Distribution by Original LTV

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Original LTV          of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
60.00% & Below             708      $62,043,239       14.44%      8.367%        618     $87,632      71.80%       53.25%      97.41%
60.01 - 70.00%             290       55,356,178       12.88       7.353         583     190,883      66.45        46.36       95.13
70.01 - 80.00%             997      165,310,820       38.46       7.129         604     165,808      78.18        56.29       93.49
80.01 - 85.00%             307       55,980,360       13.03       7.236         597     182,346      84.47        56.25       94.93
85.01 - 90.00%             362       59,344,424       13.81       7.168         618     163,935      89.63        67.32       90.99
90.01 - 95.00%             135       24,497,507        5.70       7.104         640     181,463      94.72        70.28      100.00
95.01 - 100.00%             53        7,250,116        1.69       8.006         636     136,795      99.80        84.11      100.00
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   2,852     $429,782,644      100.00%      7.369%        607    $150,695      79.46%       57.36%      94.59%


Distribution by Documentation

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Documentation         of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Full                     1,750     $246,515,279       57.36%      7.168%        601    $140,866      80.12%      100.00%      94.81%
Stated                   1,023      170,560,025       39.69       7.658         617     166,725      78.36         0.00       94.59
Limited                     79       12,707,340        2.96       7.396         596     160,852      81.42         0.00       90.44
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   2,852     $429,782,644      100.00%      7.369%        607    $150,695      79.46%       57.36%      94.59%


Distribution by Purpose

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Purpose               of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Cashout Refi             1,801     $326,583,950       75.99%      7.200%        601    $181,335      77.46%       56.67%      93.47%
Purchase                   773       62,445,931       14.53       8.350         637      80,784      88.90        54.48      100.00
Rate/term Refi             278       40,752,764        9.48       7.223         611     146,593      80.98        67.31       95.29
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   2,852     $429,782,644      100.00%      7.369%        607    $150,695      79.46%       57.36%      94.59%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Occupancy

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Occupancy             of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Owner Occupied           2,714     $406,539,490       94.59%      7.376%        605    $149,793      79.51%       57.49%     100.00%
Investor                   129       22,207,180        5.17       7.255         641     172,149      78.37        55.02        0.00
Second Home                  9        1,035,974        0.24       7.057         662     115,108      83.13        56.67        0.00
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   2,852     $429,782,644      100.00%      7.369%        607    $150,695      79.46%       57.36%      94.59%


Distribution by Property Type

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Property               Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Type                  of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Single Family            2,259     $335,414,456       78.04%      7.391%        604    $148,479      79.48%       58.90%      96.18%
2-4 Family                 168       37,177,086        8.65       7.183         620     221,292      76.15        39.32       77.74
PUD                        239       33,331,092        7.76       7.252         612     139,461      81.35        62.63       98.80
Condo                      184       23,592,878        5.49       7.530         621     128,222      81.67        55.97       92.59
Modular Home                 2          267,132        0.06       6.186         633     133,566      81.22       100.00      100.00
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   2,852     $429,782,644      100.00%      7.369%        607    $150,695      79.46%       57.36%      94.59%


Distribution by State

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
State                 of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
CA                         809     $148,388,769       34.53%      7.204%        612    $183,422      76.74%       48.08%      95.04%
FL                         274       37,004,890        8.61       7.519         600     135,054      80.19        54.36       95.45
NJ                         126       24,293,622        5.65       7.216         606     192,807      75.07        54.37       91.58
NY                         110       24,072,913        5.60       7.211         604     218,845      75.60        43.39       92.31
NV                         116       18,995,156        4.42       7.256         615     163,751      81.14        53.96       98.24
IL                         101       16,207,433        3.77       7.503         602     160,470      82.25        61.34       95.56
TX                         198       15,929,490        3.71       7.793         602      80,452      83.16        61.45       93.77
MD                          83       14,241,977        3.31       7.496         586     171,590      81.00        79.90       94.81
AZ                          91       10,745,793        2.50       7.239         615     118,086      84.80        68.58       97.92
MI                          78       10,087,256        2.35       7.722         608     129,324      83.08        63.68       95.49
Other                      866      109,815,346       25.55       7.512         604     126,808      82.41        69.43       93.78
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   2,852     $429,782,644      100.00%      7.369%        607    $150,695      79.46%       57.36%      94.59%


Distribution by Zip

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Zip                   of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
92335                       14       $2,367,501        0.55%      7.482%        602    $169,107      71.51%       44.32%     100.00%
92553                        7        1,659,153        0.39       6.358         655     237,022      86.58        58.49      100.00
92376                       10        1,650,997        0.38       7.100         612     165,100      76.67        80.20       81.89
90220                       10        1,616,563        0.38       7.450         610     161,656      84.21        41.96       85.31
94565                        8        1,528,683        0.36       7.302         642     191,085      83.09         9.66       82.77
90011                        7        1,502,539        0.35       6.302         655     214,648      71.52        52.35       68.89
92804                        8        1,481,130        0.34       8.009         640     185,141      71.13         0.00      100.00
89129                        6        1,353,299        0.31       7.253         581     225,550      67.81        72.64      100.00
92336                        6        1,322,396        0.31       7.530         559     220,399      68.09        42.18      100.00
92345                       10        1,242,351        0.29       7.074         639     124,235      80.09        49.14      100.00
Other                    2,766      414,058,033       96.34       7.376         606     149,696      79.59        57.82       94.69
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   2,852     $429,782,644      100.00%      7.369%        607    $150,695      79.46%       57.36%      94.59%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Remaining Months to Maturity

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
Remaining                                          Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Months To              Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Maturity              of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
1 - 180                    207      $15,113,850        3.52%      9.574%        653     $73,014      93.57%       33.17%      98.81%
181 - 240                  166        9,413,700        2.19       8.260         625      56,709      87.12        72.05       98.63
241 - 360                2,479      405,255,094       94.29       7.266         605     163,475      78.75        57.92       94.34
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   2,852     $429,782,644      100.00%      7.369%        607    $150,695      79.46%       57.36%      94.59%


Distribution by Amortization Type

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Amortization           Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Type                  of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
2 YR ARM                 1,648     $280,019,612       65.15%      7.384%        589    $169,915      78.38%       54.67%      93.34%
Fixed                      760       82,583,257       19.22       7.417         631     108,662      79.36        68.96       96.03
2 YR ARM IO                146       31,840,701        7.41       6.507         664     218,087      82.82        60.28      100.00
3 YR ARM                    92       15,914,883        3.70       6.915         612     172,988      78.31        57.60       94.83
15/30 Balloon              168       11,690,199        2.72      10.297         660      69,585      99.36        25.58      100.00
3 YR ARM IO                 27        5,860,541        1.36       6.263         671     217,057      79.43        60.91      100.00
5 YR ARM IO                  6          964,528        0.22       6.197         661     160,755      69.80        91.62      100.00
5 YR ARM                     4          832,556        0.19       7.051         638     208,139      77.60        81.32       41.90
20/30 Balloon                1           76,367        0.02       9.900         747      76,367     100.00         0.00      100.00
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   2,852     $429,782,644      100.00%      7.369%        607    $150,695      79.46%       57.36%      94.59%


Distribution by Initial Periodic Cap

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
Initial                                            Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Periodic               Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Cap                   of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
0.51 - 1.00%                 2         $406,003        0.09%      8.134%        582    $203,002      72.81%       37.31%     100.00%
1.01 - 1.50%             1,171      194,776,385       45.32       7.240         595     166,333      78.93        57.08       95.94
2.51 - 3.00%               746      139,503,174       32.46       7.279         605     187,002      78.66        53.52       91.47
3.01 & Above                 4          747,259        0.17       6.097         658     186,815      66.84        79.19       79.19
N/A                        929       94,349,823       21.95       7.776         634     101,561      81.85        63.53       96.52
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   2,852     $429,782,644      100.00%      7.369%        607    $150,695      79.46%       57.36%      94.59%


Distribution by Periodic Cap

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Periodic               Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Cap                   of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
1.00%                      179      $41,262,763        9.60%      6.808%        611    $230,518      75.65%       44.87%      92.37%
1.50%                    1,744      294,170,058       68.45       7.317         597     168,675      79.23        57.13       94.28
N/A                        929       94,349,823       21.95       7.776         634     101,561      81.85        63.53       96.52
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   2,852     $429,782,644      100.00%      7.369%        607    $150,695      79.46%       57.36%      94.59%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Months to Rate Reset

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Months To              Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Rate Reset            of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
13 - 24                  1,794     $311,860,313       72.56%      7.295%        597    $173,835      78.83%       55.24%      94.02%
25 - 36                    122       22,148,224        5.15       6.743         628     181,543      78.63        58.82       96.29
37 & Above                   7        1,424,283        0.33       6.503         650     203,469      71.69        89.08       66.04
N/A                        929       94,349,823       21.95       7.776         634     101,561      81.85        63.53       96.52
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   2,852     $429,782,644      100.00%      7.369%        607    $150,695      79.46%       57.36%      94.59%


Distribution by Life Maximum Rate

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
Life                                               Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Maximum                Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Rate                  of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
11.99% & Below              44      $10,584,105        2.46%      5.529%        652    $240,548      73.15%       73.63%      95.62%
12.00 - 12.49%              79       16,457,160        3.83       5.633         649     208,318      75.47        58.46       96.08
12.50 - 12.99%             178       35,090,406        8.16       6.069         634     197,137      78.12        69.23       93.94
13.00 - 13.49%             197       38,893,839        9.05       6.415         626     197,431      77.60        52.17       91.49
13.50 - 13.99%             352       66,963,676       15.58       6.867         610     190,238      80.45        59.78       95.18
14.00 - 14.49%             245       41,494,729        9.65       7.298         597     169,366      80.37        58.75       91.42
14.50 - 14.99%             329       54,723,227       12.73       7.750         579     166,332      80.04        48.07       93.51
15.00 - 15.49%             173       25,243,681        5.87       8.255         566     145,917      79.12        55.26       95.92
15.50 - 15.99%             170       24,714,098        5.75       8.736         554     145,377      78.82        48.57       96.35
16.00% & Above             156       21,267,900        4.95       9.815         544     136,333      75.43        37.18       94.61
N/A                        929       94,349,823       21.95       7.776         634     101,561      81.85        63.53       96.52
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   2,852     $429,782,644      100.00%      7.369%        607    $150,695      79.46%       57.36%      94.59%


Distribution by Margin

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Margin                of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
4.99% & Below                4         $603,110        0.14%      5.720%        658    $150,777      77.07%       72.72%     100.00%
5.00 - 5.49%               212       39,687,468        9.23       6.510         620     187,205      78.96        61.32       96.48
5.50 - 5.99%               808      138,516,102       32.23       7.049         603     171,431      79.84        56.33       94.85
6.00 - 6.49%               198       33,764,097        7.86       7.628         579     170,526      76.39        49.39       94.40
6.50 - 6.99%               688      120,920,133       28.14       7.610         594     175,756      78.37        54.39       92.11
7.00% & Above               13        1,941,911        0.45       9.016         541     149,378      67.93        68.61      100.00
N/A                        929       94,349,823       21.95       7.776         634     101,561      81.85        63.53       96.52
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   2,852     $429,782,644      100.00%      7.369%        607    $150,695      79.46%       57.36%      94.59%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

The Group I Mortgage Loans - Adjustable Rate Loans(1)

Scheduled Principal Balance:                           $335,432,821
Number of Mortgage Loans:                                     1,923
Average Scheduled Principal Balance:                       $174,432
Weighted Average Gross Coupon:                                7.255%
Weighted Average Net Coupon:(2)                               6.745%
Weighted Average Current FICO Score:                            599
Weighted Average Original LTV Ratio:                          78.79%
Weighted Average Combined Original LTV Ratio:                 78.79%
Weighted Average Stated Remaining Term (months):                357
Weighted Average Seasoning (months):                              3
Weighted Average Months to Roll:(3)                              22
Weighted Average Gross Margin:(3)                              6.12%
Weighted Average Initial Rate Cap:(3)                          2.13%
Weighted Average Periodic Rate Cap:(3)                         1.44%
Weighted Average Gross Maximum Lifetime Rate:(3)              14.13%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.
(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.


Distribution by Current Principal Balance

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Current Principal      Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Balance               of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
$50,000 & Below              8         $398,571        0.12%      7.802%        575     $49,821      55.53%       87.48%     100.00%
$50,001 - $75,000          117        7,532,673        2.25       8.300         576      64,382      77.38        72.45       90.22
$75,001 - $100,000         225       20,073,552        5.98       7.748         594      89,216      80.58        67.30       96.92
$100,001 - $125,000        304       34,507,788       10.29       7.377         603     113,512      80.25        70.11       96.41
$125,001 - $150,000        280       38,668,039       11.53       7.364         604     138,100      79.35        64.65       95.42
$150,001 - $200,000        355       62,075,980       18.51       7.331         592     174,862      77.66        56.56       93.94
$200,001 - $250,000        270       60,358,289       17.99       7.300         589     223,549      78.10        51.54       92.96
$250,001 - $300,000        171       46,993,373       14.01       7.041         601     274,815      77.44        53.69       93.50
$300,001 - $350,000        157       50,611,145       15.09       6.940         615     322,364      80.99        40.79       96.15
$350,001 - $400,000         22        7,959,043        2.37       6.717         594     361,775      77.71        40.88       90.71
$400,001 & Above            14        6,254,368        1.86       6.667         628     446,741      76.10        43.42       70.54
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   1,923     $335,432,821      100.00%      7.255%        599    $174,432      78.79%       55.62%      94.05%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Current Rate

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Current Rate          of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
4.99% & Below                9       $1,917,019        0.57%      4.990%        671    $213,002      76.04%       83.96%     100.00%
5.00 - 5.49%                59       11,558,707        3.45       5.235         650     195,910      71.78        65.50       98.46
5.50 - 5.99%               155       31,145,318        9.29       5.776         642     200,938      77.34        77.32       93.93
6.00 - 6.49%               201       39,842,355       11.88       6.237         637     198,221      77.98        56.56       93.51
6.50 - 6.99%               380       72,578,394       21.64       6.795         613     190,996      80.64        59.67       95.03
7.00 - 7.49%               259       45,341,115       13.52       7.247         598     175,062      80.14        56.40       89.52
7.50 - 7.99%               345       58,497,937       17.44       7.729         579     169,559      79.56        46.85       93.38
8.00 - 8.49%               182       27,133,841        8.09       8.241         564     149,087      78.80        52.55       96.21
8.50 - 8.99%               173       25,338,874        7.55       8.722         554     146,467      78.89        47.27       96.44
9.00% & Above              160       22,079,261        6.58       9.806         544     137,995      75.13        37.36       94.81
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   1,923     $335,432,821      100.00%      7.255%        599    $174,432      78.79%       55.62%      94.05%


Distribution by Credit Score

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Credit Score          of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
740 & Above                 22       $3,936,858        1.17%      6.359%        764    $178,948      80.45%       43.34%      88.47%
720 - 739                   18        3,529,643        1.05       6.168         730     196,091      79.50        54.97       70.43
700 - 719                   26        4,405,843        1.31       6.678         709     169,455      78.71        47.71       82.22
680 - 699                   69       13,801,839        4.11       6.476         688     200,027      82.87        48.84       82.51
660 - 679                  140       26,569,998        7.92       6.457         669     189,786      81.09        48.23       85.04
640 - 659                  191       35,640,620       10.63       6.661         649     186,600      83.09        55.08       94.51
620 - 639                  233       40,655,634       12.12       6.783         630     174,488      81.22        51.03       91.33
600 - 619                  226       38,175,442       11.38       6.990         609     168,918      81.76        52.35       97.33
580 - 599                  209       34,729,799       10.35       7.219         589     166,171      78.23        54.56       95.85
560 - 579                  212       35,555,947       10.60       7.586         570     167,717      75.61        56.14       95.78
540 - 559                  211       37,918,781       11.30       7.767         550     179,710      77.31        57.20       98.62
520 - 539                  190       32,402,584        9.66       8.121         529     170,540      74.44        62.83       97.14
500 - 519                  176       28,109,831        8.38       8.472         510     159,715      72.97        70.97       98.57
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   1,923     $335,432,821      100.00%      7.255%        599    $174,432      78.79%       55.62%      94.05%


Distribution by Lien

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Lien                  of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
First                    1,923     $335,432,821      100.00%      7.255%        599    $174,432      78.79%       55.62%      94.05%
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   1,923     $335,432,821      100.00%      7.255%        599    $174,432      78.79%       55.62%      94.05%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Combined Original LTV

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Combined               Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Original LTV          of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
60.00% & Below             143      $23,053,430        6.87%      7.300%        577    $161,213      51.50%       57.42%      95.18%
60.01 - 70.00%             226       44,682,924       13.32       7.493         573     197,712      66.55        44.02       95.23
70.01 - 80.00%             864      144,746,356       43.15       7.163         601     167,531      78.24        54.26       93.06
80.01 - 85.00%             251       47,296,733       14.10       7.294         592     188,433      84.50        53.79       95.30
85.01 - 90.00%             291       50,509,329       15.06       7.181         615     173,572      89.64        63.65       91.18
90.01 - 95.00%              97       18,113,378        5.40       7.168         634     186,736      94.74        64.37      100.00
95.01 - 100.00%             51        7,030,671        2.10       7.980         636     137,856      99.79        83.61      100.00
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   1,923     $335,432,821      100.00%      7.255%        599    $174,432      78.79%       55.62%      94.05%


Distribution by Original LTV

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Original LTV          of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
60.00% & Below             143      $23,053,430        6.87%      7.300%        577    $161,213      51.50%       57.42%      95.18%
60.01 - 70.00%             226       44,682,924       13.32       7.493         573     197,712      66.55        44.02       95.23
70.01 - 80.00%             864      144,746,356       43.15       7.163         601     167,531      78.24        54.26       93.06
80.01 - 85.00%             251       47,296,733       14.10       7.294         592     188,433      84.50        53.79       95.30
85.01 - 90.00%             291       50,509,329       15.06       7.181         615     173,572      89.64        63.65       91.18
90.01 - 95.00%              97       18,113,378        5.40       7.168         634     186,736      94.74        64.37      100.00
95.01 - 100.00%             51        7,030,671        2.10       7.980         636     137,856      99.79        83.61      100.00
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   1,923     $335,432,821      100.00%      7.255%        599    $174,432      78.79%       55.62%      94.05%


Distribution by Documentation

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Documentation         of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Full                     1,151     $186,575,232       55.62%      7.081%        594    $162,098      79.61%      100.00%      94.11%
Stated                     717      138,239,019       41.21       7.485         608     192,802      77.48         0.00       94.34
Limited                     55       10,618,570        3.17       7.311         582     193,065      81.28         0.00       89.14
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   1,923     $335,432,821      100.00%      7.255%        599    $174,432      78.79%       55.62%      94.05%


Distribution by Purpose

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Purpose               of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Cashout Refi             1,368     $265,358,742       79.11%      7.223%        595    $193,976      77.86%       53.92%      93.11%
Purchase                   341       36,844,009       10.98       7.438         626     108,047      83.28        59.30      100.00
Rate/term Refi             214       33,230,070        9.91       7.308         605     155,281      81.20        65.11       94.93
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   1,923     $335,432,821      100.00%      7.255%        599    $174,432      78.79%       55.62%      94.05%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Occupancy

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Occupancy             of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Owner Occupied           1,816     $315,468,872       94.05%      7.256%        597    $173,716      78.75%       55.66%     100.00%
Investor                   102       19,243,167        5.74       7.236         639     188,659      79.05        54.95        0.00
Second Home                  5          720,781        0.21       7.152         645     144,156      86.47        56.77        0.00
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   1,923     $335,432,821      100.00%      7.255%        599    $174,432      78.79%       55.62%      94.05%


Distribution by Property Type

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Property               Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Type                  of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Single Family            1,559     $264,182,697       78.76%      7.296%        597    $169,457      78.99%       57.13%      95.87%
2-4 Family                 118       29,825,456        8.89       7.136         611     252,758      75.97        39.23       75.27
PUD                        131       24,011,082        7.16       6.934         600     183,291      79.63        61.89       99.32
Condo                      114       17,325,948        5.17       7.277         613     151,982      79.31        51.99       91.32
Modular Home                 1           87,637        0.03       5.850         614      87,637      80.00       100.00      100.00
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   1,923     $335,432,821      100.00%      7.255%        599    $174,432      78.79%       55.62%      94.05%


Distribution by State

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
State                 of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
CA                         480     $111,238,489       33.16%      6.914%        603    $231,747      75.78%       48.34%      94.03%
FL                         204       29,796,563        8.88       7.569         593     146,062      80.13        47.39       96.46
NJ                          99       20,009,988        5.97       7.157         607     202,121      76.06        51.62       89.77
NY                          78       18,270,129        5.45       7.300         588     234,232      74.77        39.50       91.24
IL                          89       14,903,684        4.44       7.524         600     167,457      82.18        59.59       95.17
NV                          71       14,629,531        4.36       6.932         607     206,050      78.94        55.35       97.71
MD                          65       12,299,943        3.67       7.486         582     189,230      80.28        77.57       93.99
TX                         100       10,670,678        3.18       7.619         592     106,707      80.42        58.62       96.62
AZ                          62        8,712,175        2.60       7.113         613     140,519      83.25        64.82       97.44
MI                          63        8,308,390        2.48       7.770         603     131,879      83.32        61.71       96.08
Other                      612       86,593,251       25.82       7.493         597     141,492      81.76        66.50       93.16
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   1,923     $335,432,821      100.00%      7.255%        599    $174,432      78.79%       55.62%      94.05%


Distribution by Zip

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Zip                   of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
92335                        9       $1,970,449        0.59%      7.444%        591    $218,939      69.82%       43.50%     100.00%
92553                        6        1,518,733        0.45       6.340         648     253,122      87.19        63.90      100.00
89129                        5        1,301,789        0.39       7.140         579     260,358      66.54        75.51      100.00
92336                        5        1,261,886        0.38       7.369         555     252,377      66.56        44.20      100.00
92376                        5        1,242,869        0.37       6.735         610     248,574      80.67        86.20       75.94
94565                        4        1,225,626        0.37       6.546         649     306,407      79.17         0.00       78.51
90221                        5        1,138,402        0.34       7.135         614     227,680      76.67        13.09      100.00
11221                        3        1,067,539        0.32       6.528         565     355,846      71.66        33.63      100.00
90660                        4        1,066,144        0.32       6.863         578     266,536      72.87        70.59      100.00
90650                        4        1,064,927        0.32       6.306         624     266,232      73.91        27.42      100.00
Other                    1,873      322,574,457       96.17       7.270         599     172,223      78.96        55.98       93.99
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   1,923     $335,432,821      100.00%      7.255%        599    $174,432      78.79%       55.62%      94.05%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Remaining Months to Maturity

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
Remaining                                          Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Months To              Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Maturity              of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
241 - 360                1,923     $335,432,821      100.00%      7.255%        599    $174,432      78.79%       55.62%      94.05%
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   1,923     $335,432,821      100.00%      7.255%        599    $174,432      78.79%       55.62%      94.05%


Distribution by Amortization Type

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Amortization           Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Type                  of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
2 YR ARM                 1,648     $280,019,612       83.48%      7.384%        589    $169,915      78.38%       54.67%      93.34%
2 YR ARM IO                146       31,840,701        9.49       6.507         664     218,087      82.82        60.28      100.00
3 YR ARM                    92       15,914,883        4.74       6.915         612     172,988      78.31        57.60       94.83
3 YR ARM IO                 27        5,860,541        1.75       6.263         671     217,057      79.43        60.91      100.00
5 YR ARM IO                  6          964,528        0.29       6.197         661     160,755      69.80        91.62      100.00
5 YR ARM                     4          832,556        0.25       7.051         638     208,139      77.60        81.32       41.90
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   1,923     $335,432,821      100.00%      7.255%        599    $174,432      78.79%       55.62%      94.05%


Distribution by Initial Periodic Cap

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
Initial                                            Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Periodic               Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Cap                   of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
0.51 - 1.00%                 2         $406,003        0.12%      8.134%        582    $203,002      72.81%       37.31%     100.00%
1.01 - 1.50%             1,171      194,776,385       58.07       7.240         595     166,333      78.93        57.08       95.94
2.51 - 3.00%               746      139,503,174       41.59       7.279         605     187,002      78.66        53.52       91.47
3.01 & Above                 4          747,259        0.22       6.097         658     186,815      66.84        79.19       79.19
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   1,923     $335,432,821      100.00%      7.255%        599    $174,432      78.79%       55.62%      94.05%


Distribution by Periodic Cap

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Periodic               Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Cap                   of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
1.00%                      179      $41,262,763       12.30%      6.808%        611    $230,518      75.65%       44.87%      92.37%
1.50%                    1,744      294,170,058       87.70       7.317         597     168,675      79.23        57.13       94.28
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   1,923     $335,432,821      100.00%      7.255%        599    $174,432      78.79%       55.62%      94.05%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Months to Rate Reset

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Months To              Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Rate Reset            of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
13 - 24                  1,794     $311,860,313       92.97%      7.295%        597    $173,835      78.83%       55.24%      94.02%
25 - 36                    122       22,148,224        6.60       6.743         628     181,543      78.63        58.82       96.29
37 & Above                   7        1,424,283        0.42       6.503         650     203,469      71.69        89.08       66.04
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   1,923     $335,432,821      100.00%      7.255%        599    $174,432      78.79%       55.62%      94.05%


Distribution by Life Maximum Rate

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
Life                                               Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Maximum                Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Rate                  of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
11.99% & Below              44      $10,584,105        3.16%      5.529%        652    $240,548      73.15%       73.63%      95.62%
12.00 - 12.49%              79       16,457,160        4.91       5.633         649     208,318      75.47        58.46       96.08
12.50 - 12.99%             178       35,090,406       10.46       6.069         634     197,137      78.12        69.23       93.94
13.00 - 13.49%             197       38,893,839       11.60       6.415         626     197,431      77.60        52.17       91.49
13.50 - 13.99%             352       66,963,676       19.96       6.867         610     190,238      80.45        59.78       95.18
14.00 - 14.49%             245       41,494,729       12.37       7.298         597     169,366      80.37        58.75       91.42
14.50 - 14.99%             329       54,723,227       16.31       7.750         579     166,332      80.04        48.07       93.51
15.00 - 15.49%             173       25,243,681        7.53       8.255         566     145,917      79.12        55.26       95.92
15.50 - 15.99%             170       24,714,098        7.37       8.736         554     145,377      78.82        48.57       96.35
16.00% & Above             156       21,267,900        6.34       9.815         544     136,333      75.43        37.18       94.61
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   1,923     $335,432,821      100.00%      7.255%        599    $174,432      78.79%       55.62%      94.05%


Distribution by Margin

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Margin                of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
4.99% & Below                4         $603,110        0.18%      5.720%        658    $150,777      77.07%       72.72%     100.00%
5.00 - 5.49%               212       39,687,468       11.83       6.510         620     187,205      78.96        61.32       96.48
5.50 - 5.99%               808      138,516,102       41.29       7.049         603     171,431      79.84        56.33       94.85
6.00 - 6.49%               198       33,764,097       10.07       7.628         579     170,526      76.39        49.39       94.40
6.50 - 6.99%               688      120,920,133       36.05       7.610         594     175,756      78.37        54.39       92.11
7.00% & Above               13        1,941,911        0.58       9.016         541     149,378      67.93        68.61      100.00
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   1,923     $335,432,821      100.00%      7.255%        599    $174,432      78.79%       55.62%      94.05%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

The Group I Mortgage Loans - Fixed Rate Loans(1)

Scheduled Principal Balance:                       $94,349,823
Number of Mortgage Loans:                                  929
Average Scheduled Principal Balance:                  $101,561
Weighted Average Gross Coupon:                           7.776%
Weighted Average Net Coupon:(2)                          7.266%
Weighted Average Current FICO Score:                       634
Weighted Average Original LTV Ratio:                     58.86%
Weighted Average Combined Original LTV Ratio:            81.85%
Weighted Average Stated Remaining Term (months):           316
Weighted Average Seasoning (months):                         4

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.


Distribution by Current Principal Balance

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Current Principal      Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Balance               of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
$50,000 & Below            245       $8,364,658        8.87%      9.701%        637     $34,141      97.03%       71.61%      98.22%
$50,001 - $75,000          181       11,215,219       11.89       9.554         644      61,963      93.86        50.31       95.36
$75,001 - $100,000         139       12,068,150       12.79       8.800         645      86,821      89.38        58.02       95.23
$100,001 - $125,000        100       11,133,574       11.80       7.757         635     111,336      81.90        62.90       94.91
$125,001 - $150,000         85       11,700,300       12.40       7.321         629     137,651      77.09        68.24       96.35
$150,001 - $200,000         81       14,080,763       14.92       6.727         633     173,837      73.58        76.33       96.30
$200,001 - $250,000         52       11,749,726       12.45       6.767         624     225,956      73.74        57.81       98.01
$250,001 - $300,000         24        6,549,800        6.94       6.532         623     272,908      74.24        66.83       95.63
$300,001 - $350,000         16        5,182,649        5.49       6.744         627     323,916      72.46        56.23      100.00
$350,001 - $400,000          5        1,879,018        1.99       6.419         632     375,804      85.84        79.13      100.00
$400,001 & Above             1          425,965        0.45       7.300         745     425,965      95.00         0.00      100.00
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                     929      $94,349,823      100.00%      7.776%        634    $101,561      81.85%       63.53%      96.52%


Distribution by Current Rate

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Current Rate          of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
5.50 - 5.99%                24       $4,805,311        5.09%      5.966%        657    $200,221      70.11%       87.16%     100.00%
6.00 - 6.49%               131       21,288,179       22.56       6.240         645     162,505      71.82        68.15       97.11
6.50 - 6.99%               111       17,691,136       18.75       6.746         628     159,380      76.14        72.65       97.90
7.00 - 7.49%                62       10,106,554       10.71       7.204         613     163,009      76.09        70.92       91.26
7.50 - 7.99%                52        7,243,480        7.68       7.731         601     139,298      76.71        54.32       88.32
8.00 - 8.49%                38        3,320,548        3.52       8.231         609      87,383      84.02        73.68       94.15
8.50 - 8.99%                75        5,077,579        5.38       8.781         628      67,701      89.33        89.02       95.60
9.00% & Above              436       24,817,036       26.30      10.158         648      56,920      98.83        41.60       99.41
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                     929      $94,349,823      100.00%      7.776%        634    $101,561      81.85%       63.53%      96.52%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Credit Score

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Credit Score          of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
740 & Above                 34       $3,107,533        3.29%      8.223%        757     $91,398      93.14%       18.39%      91.39%
720 - 739                   31        3,082,935        3.27       7.894         731      99,450      86.15        60.65       95.40
700 - 719                   43        4,051,119        4.29       8.406         709      94,212      90.68        30.90       97.96
680 - 699                   62        6,302,633        6.68       7.635         689     101,655      88.42        58.13       93.01
660 - 679                   98       10,141,356       10.75       7.648         669     103,483      81.49        42.53       95.70
640 - 659                  147       13,913,922       14.75       7.890         648      94,653      82.93        52.97       95.70
620 - 639                  154       17,829,286       18.90       7.645         629     115,775      82.65        65.55       94.28
600 - 619                  122       13,502,650       14.31       7.656         609     110,677      81.49        75.56      100.00
580 - 599                  148        9,865,066       10.46       8.058         589      66,656      81.67        82.14       98.79
560 - 579                   43        6,241,358        6.62       7.415         572     145,148      74.45        84.57      100.00
540 - 559                   28        3,561,694        3.77       7.645         552     127,203      69.97        85.59      100.00
520 - 539                   11        1,757,333        1.86       7.662         529     159,758      60.65       100.00      100.00
500 - 519                    8          992,937        1.05       8.149         510     124,117      63.21        83.03       82.50
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                     929      $94,349,823      100.00%      7.776%        634    $101,561      81.85%       63.53%      96.52%


Distribution by Lien

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Lien                  of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
First                      446      $67,199,298       71.22%      6.872%        626    $150,671      74.67%       70.32%      95.12%
Second                     483       27,150,525       28.78      10.012         655      56,212      99.64        46.72      100.00
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                     929      $94,349,823      100.00%      7.776%        634    $101,561      81.85%       63.53%      96.52%


Distribution by Combined Original LTV

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Combined               Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Original LTV          of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
60.00% & Below              82      $11,839,284       12.55%      6.675%        613    $144,382      47.50%       60.12%      95.81%
60.01 - 70.00%              64       10,673,255       11.31       6.765         627     166,770      66.05        56.16       94.73
70.01 - 80.00%             133       20,564,465       21.80       6.889         620     154,620      77.80        70.61       96.55
80.01 - 85.00%              56        8,683,627        9.20       6.923         629     155,065      84.35        69.62       92.89
85.01 - 90.00%              77        9,336,109        9.90       7.267         632     121,248      89.61        85.39       90.44
90.01 - 95.00%              52        7,193,978        7.62       7.230         659     138,346      94.70        82.10      100.00
95.01 - 100.00%            465       26,059,105       27.62      10.007         654      56,041      99.98        47.52      100.00
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                     929      $94,349,823      100.00%      7.776%        634    $101,561      81.85%       63.53%      96.52%


Distribution by Original LTV

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Original LTV          of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
60.00% & Below             565      $38,989,809       41.32%      8.999%        642     $69,009      83.80%       50.79%      98.73%
60.01 - 70.00%              64       10,673,255       11.31       6.765         627     166,770      66.05        56.16       94.73
70.01 - 80.00%             133       20,564,465       21.80       6.889         620     154,620      77.80        70.61       96.55
80.01 - 85.00%              56        8,683,627        9.20       6.923         629     155,065      84.35        69.62       92.89
85.01 - 90.00%              71        8,835,095        9.36       7.096         631     124,438      89.61        88.29       89.90
90.01 - 95.00%              38        6,384,128        6.77       6.921         658     168,003      94.67        87.04      100.00
95.01 - 100.00%              2          219,445        0.23       8.857         632     109,722     100.00       100.00      100.00
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                     929      $94,349,823      100.00%      7.776%        634    $101,561      81.85%       63.53%      96.52%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Documentation

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Documentation         of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Full                       599      $59,940,047       63.53%      7.439%        622    $100,067      81.70%      100.00%      96.96%
Stated                     306       32,321,006       34.26       8.397         656     105,624      82.13         0.00       95.68
Limited                     24        2,088,771        2.21       7.828         665      87,032      82.14         0.00       97.03
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                     929      $94,349,823      100.00%      7.776%        634    $101,561      81.85%       63.53%      96.52%


Distribution by Purpose

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Purpose               of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Cashout Refi               433      $61,225,208       64.89%      7.101%        626    $141,398      75.76%       68.55%      95.03%
Purchase                   432       25,601,922       27.14       9.662         653      59,264      96.98        47.55      100.00
Rate/term Refi              64        7,522,693        7.97       6.851         637     117,542      80.02        77.04       96.89
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                     929      $94,349,823      100.00%      7.776%        634    $101,561      81.85%       63.53%      96.52%


Distribution by Occupancy

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Occupancy             of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Owner Occupied             898      $91,070,618       96.52%      7.792%        633    $101,415      82.13%       63.82%     100.00%
Investor                    27        2,964,013        3.14       7.378         653     109,778      73.92        55.46        0.00
Second Home                  4          315,192        0.33       6.839         702      78,798      75.50        56.44        0.00
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                     929      $94,349,823      100.00%      7.776%        634    $101,561      81.85%       63.53%      96.52%


Distribution by Property Type

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Property               Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Type                  of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Single Family              700      $71,231,758       75.50%      7.743%        630    $101,760      81.29%       65.47%      97.33%
PUD                        108        9,320,010        9.88       8.071         643      86,296      85.80        64.54       97.48
2-4 Family                  50        7,351,630        7.79       7.374         656     147,033      76.90        39.66       87.78
Condo                       70        6,266,930        6.64       8.227         643      89,528      88.20        66.97       96.11
Modular Home                 1          179,495        0.19       6.350         643     179,495      81.82       100.00      100.00
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                     929      $94,349,823      100.00%      7.776%        634    $101,561      81.85%       63.53%      96.52%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by State

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
State                 of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
CA                         329      $37,150,281       39.38%      8.073%        640    $112,919      79.63%       47.31%      98.04%
FL                          70        7,208,327        7.64       7.313         627     102,976      80.44        83.15       91.30
NY                          32        5,802,784        6.15       6.931         654     181,337      78.20        55.66       95.65
TX                          98        5,258,812        5.57       8.147         622      53,661      88.74        67.18       87.98
NV                          45        4,365,624        4.63       8.341         643      97,014      88.54        49.29      100.00
NJ                          27        4,283,634        4.54       7.494         604     158,653      70.46        67.20      100.00
WA                          26        2,167,364        2.30       7.760         652      83,360      82.98        70.13       90.87
AZ                          29        2,033,618        2.16       7.778         622      70,125      91.43        84.67      100.00
PA                          18        2,012,383        2.13       7.570         611     111,799      84.69        82.95       93.53
MD                          18        1,942,034        2.06       7.559         607     107,891      85.54        94.67      100.00
Other                      237       22,124,964       23.45       7.544         632      93,354      84.68        80.58       96.78
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                     929      $94,349,823      100.00%      7.776%        634    $101,561      81.85%       63.53%      96.52%


Distribution by Zip

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Zip                   of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
90220                        6         $775,049        0.82%      7.626%        618    $129,175      88.09%       50.13%     100.00%
92201                        5          622,948        0.66       7.194         650     124,590      83.85        83.42      100.00
89142                        4          520,500        0.55       7.363         629     130,125      93.19        90.98      100.00
11208                        2          510,426        0.54       7.581         737     255,213      95.83        16.55      100.00
92314                        5          492,012        0.52       6.860         612      98,402      61.29        67.59      100.00
90011                        3          468,602        0.50       6.535         613     156,201      52.54        68.09      100.00
92804                        5          440,673        0.47      10.056         672      88,135      98.65         0.00      100.00
90002                        2          429,228        0.45       6.789         683     214,614      73.85         0.00      100.00
92392                        3          415,447        0.44       7.822         539     138,482      73.95       100.00      100.00
92373                        2          409,631        0.43       6.820         608     204,815      44.67        52.28      100.00
Other                      892       89,265,308       94.61       7.794         634     100,073      82.07        64.07       96.33
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                     929      $94,349,823      100.00%      7.776%        634    $101,561      81.85%       63.53%      96.52%


Distribution by Remaining Months to Maturity

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
Remaining                                          Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Months To              Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Maturity              of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
1 - 180                    207      $15,113,850       16.02%      9.574%        653     $73,014      93.57%       33.17%      98.81%
181 - 240                  166        9,413,700        9.98       8.260         625      56,709      87.12        72.05       98.63
241 - 360                  556       69,822,274       74.00       7.321         631     125,580      78.61        68.95       95.75
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                     929      $94,349,823      100.00%      7.776%        634    $101,561      81.85%       63.53%      96.52%


Distribution by Amortization Type

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Amortization           Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Type                  of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Fixed                      760      $82,583,257       87.53%      7.417%        631    $108,662      79.36%       68.96%      96.03%
15/30 Balloon              168       11,690,199       12.39      10.297         660      69,585      99.36        25.58      100.00
20/30 Balloon                1           76,367        0.08       9.900         747      76,367     100.00         0.00      100.00
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                     929      $94,349,823      100.00%      7.776%        634    $101,561      81.85%       63.53%      96.52%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

The Group II Mortgage Loans - All Collateral(1)

Scheduled Principal Balance:                           $888,173,557
Number of Mortgage Loans:                                     4,930
Average Scheduled Principal Balance:                       $180,157
Weighted Average Gross Coupon:                                7.275%
Weighted Average Net Coupon:(2)                               6.765%
Weighted Average Current FICO Score:                            629
Weighted Average Original LTV Ratio:                          79.83%
Weighted Average Combined Original LTV Ratio:                 82.79%
Weighted Average Stated Remaining Term (months):                353
Weighted Average Seasoning (months):                              3
Weighted Average Months to Roll:(3)                              22
Weighted Average Gross Margin:(3)                              6.36%
Weighted Average Initial Rate Cap:(3)                          2.55%
Weighted Average Periodic Rate Cap:(3)                         1.26%
Weighted Average Gross Maximum Lifetime Rate:(3)              13.63%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.
(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.


Distribution by Current Principal Balance

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Current Principal      Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Balance               of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
$50,000 & Below            553      $17,129,454        1.93%     10.597%        618     $30,976      93.51%       67.23%      93.84%
$50,001 - $75,000          555       34,763,542        3.91       9.095         613      62,637      86.71        66.76       88.12
$75,001 - $100,000         562       49,123,860        5.53       8.376         614      87,409      85.41        69.71       88.29
$100,001 - $125,000        500       55,943,967        6.30       7.987         612     111,888      84.48        69.23       92.84
$125,001 - $150,000        408       55,969,745        6.30       7.766         618     137,181      85.04        64.91       93.13
$150,001 - $200,000        698      121,531,360       13.68       7.393         624     174,114      83.38        59.20       90.73
$200,001 - $250,000        451      101,029,275       11.37       7.096         629     224,012      82.27        54.05       91.46
$250,001 - $300,000        337       92,571,922       10.42       6.945         637     274,694      81.55        45.27       94.93
$300,001 - $350,000        225       72,839,745        8.20       6.782         641     323,732      82.37        40.98       93.76
$350,001 - $400,000        230       86,502,233        9.74       6.764         638     376,097      81.27        47.77       97.00
$400,001 & Above           411      200,768,454       22.60       6.642         635     488,488      80.73        44.93       94.83
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   4,930     $888,173,557      100.00%      7.275%        629    $180,157      82.79%       53.35%      93.14%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Current Rate

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Current Rate          of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
4.99% & Below               25       $6,135,364        0.69%      4.972%        678    $245,415      76.12%       68.00%      96.30%
5.00 - 5.49%                77       24,265,372        2.73       5.261         664     315,135      78.16        71.99       99.52
5.50 - 5.99%               392      112,392,610       12.65       5.815         654     286,716      78.12        65.46       97.84
6.00 - 6.49%               479      127,567,934       14.36       6.244         646     266,321      78.75        58.16       93.73
6.50 - 6.99%               791      189,253,384       21.31       6.733         636     239,258      81.73        52.30       92.26
7.00 - 7.49%               461       94,504,842       10.64       7.236         626     205,000      82.50        47.84       92.25
7.50 - 7.99%               633      118,289,216       13.32       7.721         619     186,871      84.43        42.68       91.33
8.00 - 8.49%               398       61,876,918        6.97       8.202         609     155,470      86.18        48.80       88.62
8.50 - 8.99%               424       60,216,745        6.78       8.723         593     142,021      86.40        50.92       89.34
9.00% & Above            1,250       93,671,173       10.55      10.135         600      74,937      91.32        52.24       95.27
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   4,930     $888,173,557      100.00%      7.275%        629    $180,157      82.79%       53.35%      93.14%


Distribution by Credit Score

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Credit Score          of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
740 & Above                 96      $21,355,467        2.40%      6.461%        762    $222,453      83.26%       30.25%      85.83%
720 - 739                  106       22,611,437        2.55       6.684         729     213,315      81.98        38.29       88.52
700 - 719                  175       41,843,085        4.71       6.599         710     239,103      82.44        31.81       91.80
680 - 699                  265       55,992,235        6.30       6.734         689     211,291      81.92        30.76       85.18
660 - 679                  449       84,052,781        9.46       6.966         669     187,200      83.06        36.25       87.26
640 - 659                  638      124,484,815       14.02       7.040         649     195,117      83.53        42.86       93.21
620 - 639                  787      151,903,638       17.10       7.140         629     193,016      84.19        54.42       93.73
600 - 619                  786      144,613,739       16.28       7.155         609     183,987      83.47        67.96       96.21
580 - 599                  789      103,659,303       11.67       7.917         589     131,381      84.72        68.23       95.86
560 - 579                  376       64,873,510        7.30       7.868         570     172,536      82.36        67.24       96.70
540 - 559                  203       32,562,324        3.67       7.943         550     160,406      79.25        71.39       97.40
520 - 539                  163       26,289,220        2.96       8.546         530     161,284      73.13        66.34       95.81
500 - 519                   96       13,732,901        1.55       8.892         511     143,051      71.09        59.84       92.75
499 & Below                  1          199,103        0.02       9.500         495     199,103      95.00       100.00      100.00
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   4,930     $888,173,557      100.00%      7.275%        629    $180,157      82.79%       53.35%      93.14%


Distribution by Lien

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Lien                  of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
First                    4,223     $855,292,644       96.30%      7.134%        628    $202,532      82.14%       53.61%      92.91%
Second                     707       32,880,913        3.70      10.939         639      46,508      99.57        46.56       99.13
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   4,930     $888,173,557      100.00%      7.275%        629    $180,157      82.79%       53.35%      93.14%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Combined Original LTV

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Combined               Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Original LTV          of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
60.00% & Below             182      $30,909,771        3.48%      6.987%        606    $169,834      49.43%       50.63%      92.89%
60.01 - 70.00%             245       52,854,188        5.95       7.047         601     215,731      66.52        46.75       93.06
70.01 - 80.00%           1,919      414,226,081       46.64       6.768         638     215,855      79.12        47.97       94.60
80.01 - 85.00%             391       84,304,885        9.49       7.202         608     215,614      84.51        58.68       91.92
85.01 - 90.00%             761      156,993,192       17.68       7.374         629     206,299      89.68        54.50       84.80
90.01 - 95.00%             454       70,316,367        7.92       8.074         624     154,882      94.69        62.95       97.32
95.01 - 100.00%            978       78,569,072        8.85       9.383         634      80,336      99.94        70.67       99.88
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   4,930     $888,173,557      100.00%      7.275%        629    $180,157      82.79%       53.35%      93.14%


Distribution by Original LTV

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Original LTV          of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
60.00% & Below             888      $63,746,840        7.18%      9.022%        623     $71,787      75.31%       48.56%      96.11%
60.01 - 70.00%             245       52,854,188        5.95       7.047         601     215,731      66.52        46.75       93.06
70.01 - 80.00%           1,918      414,214,386       46.64       6.768         638     215,962      79.12        47.97       94.60
80.01 - 85.00%             391       84,304,885        9.49       7.202         608     215,614      84.51        58.68       91.92
85.01 - 90.00%             755      156,737,683       17.65       7.368         629     207,600      89.68        54.46       84.78
90.01 - 95.00%             401       69,235,648        7.80       8.028         624     172,657      94.69        62.75       97.51
95.01 - 100.00%            332       47,079,928        5.30       8.345         630     141,807      99.93        87.59      100.00
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   4,930     $888,173,557      100.00%      7.275%        629    $180,157      82.79%       53.35%      93.14%


Distribution by Documentation

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Documentation         of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Full                     2,955     $473,868,807       53.35%      7.165%        616    $160,362      83.78%      100.00%      93.54%
Stated                   1,873      386,908,450       43.56       7.440         645     206,572      81.73         0.00       92.73
Limited                     99       26,597,336        2.99       6.866         623     268,660      80.89         0.00       91.90
No Doc                       3          798,964        0.09       6.816         582     266,321      65.43         0.00      100.00
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   4,930     $888,173,557      100.00%      7.275%        629    $180,157      82.79%       53.35%      93.14%


Distribution by Purpose

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Purpose               of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Purchase                 3,002     $498,110,029       56.08%      7.355%        642    $165,926      85.11%       48.30%      92.01%
Cashout Refi             1,726      359,530,711       40.48       7.142         612     208,303      79.61        59.02       94.71
Rate/term Refi             202       30,532,817        3.44       7.545         609     151,153      82.33        68.99       93.25
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   4,930     $888,173,557      100.00%      7.275%        629    $180,157      82.79%       53.35%      93.14%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Occupancy

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Occupancy             of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Owner Occupied           4,529     $827,282,749       93.14%      7.261%        627    $182,663      82.83%       53.58%     100.00%
Investor                   332       47,955,023        5.40       7.473         651     144,443      82.14        55.37        0.00
Second Home                 69       12,935,785        1.46       7.482         650     187,475      82.57        31.49        0.00
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   4,930     $888,173,557      100.00%      7.275%        629    $180,157      82.79%       53.35%      93.14%


Distribution by Property Type

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Property               Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Type                  of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Single Family            3,735     $646,450,687       72.78%      7.297%        626    $173,079      82.52%       54.88%      94.70%
PUD                        633      120,822,139       13.60       7.326         625     190,872      83.91        52.02       93.89
2-4 Family                 276       64,252,011        7.23       7.194         657     232,797      83.54        39.73       77.88
Condo                      286       56,648,720        6.38       7.010         640     198,072      82.62        54.24       91.14
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   4,930     $888,173,557      100.00%      7.275%        629    $180,157      82.79%       53.35%      93.14%


Distribution by State

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
State                 of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
CA                       1,156     $341,298,897       38.43%      6.740%        637    $295,241      80.45%       44.77%      95.26%
FL                         527       75,878,694        8.54       7.748         620     143,982      83.79        54.13       90.17
GA                         426       54,191,611        6.10       7.823         616     127,210      84.98        68.01       93.29
NY                         150       40,275,404        4.53       7.047         659     268,503      82.22        32.94       87.79
NJ                         140       33,512,426        3.77       7.098         636     239,374      82.43        50.18       90.65
MD                         138       27,951,626        3.15       7.347         621     202,548      82.54        65.23       92.43
NV                         116       24,704,426        2.78       7.199         628     212,969      81.98        39.27       90.11
LA                         208       20,231,644        2.28       8.311         610      97,268      88.69        66.30       94.54
VA                         103       20,124,400        2.27       7.315         620     195,383      83.06        60.01       90.81
NC                         156       17,446,867        1.96       8.051         618     111,839      86.11        72.53       89.45
Other                    1,810      232,557,562       26.18       7.692         621     128,485      84.86        63.20       93.03
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   4,930     $888,173,557      100.00%      7.275%        629    $180,157      82.79%       53.35%      93.14%


Distribution by Zip

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Zip                   of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
92804                        9       $3,159,039        0.36%      6.295%        693    $351,004      80.76%        0.00%     100.00%
92865                        7        2,784,647        0.31       6.768         630     397,807      85.23        37.13       89.06
94565                        8        2,610,984        0.29       6.542         625     326,373      82.09        49.79      100.00
91364                        5        2,604,894        0.29       6.306         622     520,979      74.79        45.68      100.00
92704                        7        2,526,874        0.28       6.835         672     360,982      86.11        13.14      100.00
93906                        5        2,494,551        0.28       6.537         666     498,910      75.01         0.00      100.00
92504                        9        2,401,695        0.27       6.945         657     266,855      81.88        65.01      100.00
96797                       10        2,397,339        0.27       6.293         675     239,734      78.51        44.12       93.35
92551                       12        2,365,330        0.27       7.283         650     197,111      82.16         9.30      100.00
92503                        8        2,292,448        0.26       6.392         658     286,556      84.07        47.81      100.00
Other                    4,850      862,535,755       97.11       7.295         628     177,842      82.84        54.04       92.99
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   4,930     $888,173,557      100.00%      7.275%        629    $180,157      82.79%       53.35%      93.14%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Remaining Months to Maturity

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
Remaining                                          Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Months To              Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Maturity              of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
1 - 180                    273      $13,927,875        1.57%      9.643%        643     $51,018      91.03%       54.12%      96.79%
181 - 240                  243       10,453,773        1.18       9.732         629      43,020      92.67        66.58       99.23
241 - 360                4,409      862,521,580       97.11       7.206         629     195,627      82.55        53.14       93.00
361 - 480                    5        1,270,329        0.14       8.125         544     254,066      72.60        83.87      100.00
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   4,930     $888,173,557      100.00%      7.275%        629    $180,157      82.79%       53.35%      93.14%


Distribution by Amortization Type

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Amortization           Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Type                  of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
2 YR ARM                 2,505     $461,968,204       52.01%      7.432%        620    $184,418      83.40%       47.64%      89.80%
2 YR ARM IO                823      238,454,229       26.85       6.561         640     289,738      81.25        60.36       99.09
Fixed                    1,064      104,628,559       11.78       8.107         635      98,335      82.81        65.29       94.16
3 YR ARM                   249       40,720,049        4.58       7.385         624     163,534      83.24        49.81       92.66
3 YR ARM IO                 90       27,416,834        3.09       6.680         646     304,631      79.61        48.79       94.55
15/30 Balloon              179        9,178,640        1.03      10.488         649      51,277      99.55        44.17       98.94
5 YR ARM IO                 13        3,310,042        0.37       6.258         657     254,619      81.38        69.14      100.00
5 YR ARM                     7        2,497,001        0.28       5.988         659     356,714      82.66        62.74       64.79
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   4,930     $888,173,557      100.00%      7.275%        629    $180,157      82.79%       53.35%      93.14%


Distribution by Initial Periodic Cap

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
Initial                                            Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Periodic               Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Cap                   of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
0.51 - 1.00%                 8       $1,247,988        0.14%      7.566%        652    $155,998      82.10%       27.49%      76.79%
1.01 - 1.50%               895      233,204,507       26.26       6.869         635     260,564      81.23        42.71       94.48
1.51 - 2.00%                21        4,611,983        0.52       7.481         645     219,618      87.72        54.67       76.00
2.51 - 3.00%             2,748      530,479,363       59.73       7.241         624     193,042      83.21        56.00       92.38
3.01 & Above                15        4,822,518        0.54       6.280         648     321,501      75.11        40.41      100.00
N/A                      1,243      113,807,198       12.81       8.299         636      91,558      84.16        63.58       94.54
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   4,930     $888,173,557      100.00%      7.275%        629    $180,157      82.79%       53.35%      93.14%


Distribution by Periodic Cap

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Periodic               Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Cap                   of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
1.00%                    2,165     $378,523,463       42.62%      7.380%        622    $174,838      83.67%       52.71%      94.33%
1.50%                    1,463      382,708,473       43.09       6.857         634     261,592      81.74        51.25       91.73
2.00%                       59       13,134,423        1.48       7.570         609     222,617      75.79        44.49       88.17
N/A                      1,243      113,807,198       12.81       8.299         636      91,558      84.16        63.58       94.54
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   4,930     $888,173,557      100.00%      7.275%        629    $180,157      82.79%       53.35%      93.14%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Months to Rate Reset

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Months To              Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Rate Reset            of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
1 - 12                       1         $329,407        0.04%      8.590%        604    $329,407      76.74%        0.00%       0.00%
13 - 24                  3,330      700,266,196       78.84       7.135         627     210,290      82.68        52.00       93.00
25 - 36                    344       69,494,275        7.82       7.094         634     202,018      81.82        49.84       93.55
37 & Above                  12        4,276,481        0.48       5.868         657     356,373      80.89        63.22       79.44
N/A                      1,243      113,807,198       12.81       8.299         636      91,558      84.16        63.58       94.54
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   4,930     $888,173,557      100.00%      7.275%        629    $180,157      82.79%       53.35%      93.14%


Distribution by Life Maximum Rate

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
Life                                               Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Maximum                Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Rate                  of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
11.99% & Below             159      $44,187,455        4.98%      5.609%        663    $277,909      78.22%       60.25%      97.33%
12.00 - 12.49%             272       69,068,601        7.78       6.019         649     253,929      78.56        57.18       97.84
12.50 - 12.99%             570      142,940,231       16.09       6.306         641     250,772      80.74        57.68       93.99
13.00 - 13.49%             459      111,744,979       12.58       6.639         636     243,453      80.94        54.49       91.76
13.50 - 13.99%             666      148,876,625       16.76       7.097         632     223,538      83.52        48.06       93.98
14.00 - 14.49%             418       77,953,553        8.78       7.675         617     186,492      85.35        48.37       91.00
14.50 - 14.99%             475       84,661,577        9.53       8.123         607     178,235      85.64        46.66       90.15
15.00 - 15.49%             240       37,340,513        4.20       8.644         602     155,585      86.87        48.43       88.87
15.50 - 15.99%             259       37,129,140        4.18       9.153         581     143,356      86.04        47.85       89.61
16.00% & Above             169       20,463,684        2.30      10.030         573     121,087      83.51        36.37       90.78
N/A                      1,243      113,807,198       12.81       8.299         636      91,558      84.16        63.58       94.54
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   4,930     $888,173,557      100.00%      7.275%        629    $180,157      82.79%       53.35%      93.14%


Distribution by Margin

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Margin                of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
4.99% & Below               34       $8,751,660        0.99%      5.929%        660    $257,402      75.07%       56.22%      91.08%
5.00 - 5.49%               417      112,105,592       12.62       6.313         648     268,838      80.44        49.38       95.61
5.50 - 5.99%               995      252,080,093       28.38       6.757         638     253,347      81.37        42.81       94.19
6.00 - 6.49%               342       68,976,683        7.77       6.937         621     201,686      80.27        57.19       94.58
6.50 - 6.99%               907      203,986,122       22.97       7.175         624     224,902      82.85        59.45       89.15
7.00% & Above              992      128,466,210       14.46       8.659         598     129,502      88.18        56.50       93.41
N/A                      1,243      113,807,198       12.81       8.299         636      91,558      84.16        63.58       94.54
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   4,930     $888,173,557      100.00%      7.275%        629    $180,157      82.79%       53.35%      93.14%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

The Group II Mortgage Loans -Adjustable Rate Loans(1)

Scheduled Principal Balance:                           $774,366,359
Number of Mortgage Loans:                                     3,687
Average Scheduled Principal Balance:                       $210,026
Weighted Average Gross Coupon:                                7.125%
Weighted Average Net Coupon:(2)                               6.615%
Weighted Average Current FICO Score:                            628
Weighted Average Original LTV Ratio:                          82.59%
Weighted Average Combined Original LTV Ratio:                 82.59%
Weighted Average Stated Remaining Term (months):                357
Weighted Average Seasoning (months):                              3
Weighted Average Months to Roll:(3)                              22
Weighted Average Gross Margin:(3)                              6.36%
Weighted Average Initial Rate Cap:(3)                          2.55%
Weighted Average Periodic Rate Cap:(3)                         1.26%
Weighted Average Gross Maximum Lifetime Rate:(3)              13.63%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.
(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.


Distribution by Current Principal Balance

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Current Principal      Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Balance               of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
$50,000 & Below             67       $3,044,963        0.39%      8.793%        603     $45,447      79.94%       77.27%      77.43%
$50,001 - $75,000          333       21,058,158        2.72       8.448         602      63,238      83.28        74.12       85.13
$75,001 - $100,000         395       34,662,697        4.48       8.097         606      87,754      84.42        74.44       88.19
$100,001 - $125,000        397       44,447,058        5.74       7.872         608     111,957      84.46        70.01       92.94
$125,001 - $150,000        340       46,627,435        6.02       7.718         613     137,140      85.25        65.36       92.91
$150,001 - $200,000        616      107,382,707       13.87       7.374         622     174,323      83.74        58.19       90.14
$200,001 - $250,000        408       91,448,765       11.81       7.123         627     224,139      82.90        53.89       90.57
$250,001 - $300,000        323       88,706,406       11.46       6.936         637     274,633      81.60        43.80       94.71
$300,001 - $350,000        206       66,775,755        8.62       6.822         639     324,154      82.84        38.50       93.19
$350,001 - $400,000        214       80,563,597       10.40       6.792         638     376,465      81.52        45.75       96.78
$400,001 & Above           388      189,648,818       24.49       6.649         634     488,786      81.14        43.75       95.11
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   3,687     $774,366,359      100.00%      7.125%        628    $210,026      82.59%       51.85%      92.94%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Current Rate

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Current Rate          of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
4.99% & Below               25       $6,135,364        0.79%      4.972%        678    $245,415      76.12%       68.00%      96.30%
5.00 - 5.49%                77       24,265,372        3.13       5.261         664     315,135      78.16        71.99       99.52
5.50 - 5.99%               293       91,738,193       11.85       5.780         655     313,100      79.54        63.93       97.53
6.00 - 6.49%               444      118,771,602       15.34       6.244         645     267,504      79.46        57.22       93.27
6.50 - 6.99%               726      176,890,581       22.84       6.734         636     243,651      81.82        50.76       92.36
7.00 - 7.49%               415       87,874,039       11.35       7.236         624     211,745      82.82        46.95       92.56
7.50 - 7.99%               541      104,762,512       13.53       7.720         618     193,646      84.70        38.91       91.72
8.00 - 8.49%               344       56,101,401        7.24       8.201         608     163,085      86.41        45.66       88.28
8.50 - 8.99%               362       54,311,682        7.01       8.726         589     150,032      86.49        49.51       90.40
9.00% & Above              460       53,515,613        6.91       9.667         579     116,338      87.54        54.08       93.37
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   3,687     $774,366,359      100.00%      7.125%        628    $210,026      82.59%       51.85%      92.94%


Distribution by Credit Score

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Credit Score          of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
740 & Above                 76      $19,196,505        2.48%      6.315%        761    $252,586      83.16%       29.03%      86.60%
720 - 739                   73       19,130,190        2.47       6.466         729     262,057      82.16        39.58       87.39
700 - 719                  122       36,164,105        4.67       6.449         710     296,427      81.93        28.78       91.21
680 - 699                  183       46,158,643        5.96       6.564         689     252,233      81.66        26.73       84.15
660 - 679                  306       71,492,390        9.23       6.698         669     233,635      82.47        35.61       86.65
640 - 659                  455      103,236,435       13.33       6.846         649     226,893      83.24        40.85       92.80
620 - 639                  618      135,801,988       17.54       7.007         628     219,744      83.96        53.22       93.39
600 - 619                  639      129,393,893       16.71       7.062         609     202,494      83.84        67.39       96.06
580 - 599                  489       87,264,393       11.27       7.590         589     178,455      83.77        62.86       95.33
560 - 579                  331       60,200,652        7.77       7.839         570     181,875      82.78        67.02       97.78
540 - 559                  171       29,747,780        3.84       7.865         550     173,964      79.63        69.02       97.35
520 - 539                  136       23,341,742        3.01       8.541         530     171,630      72.61        64.02       95.88
500 - 519                   87       13,038,540        1.68       8.879         511     149,868      71.60        58.68       92.36
499 & Below                  1          199,103        0.03       9.500         495     199,103      95.00       100.00      100.00
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   3,687     $774,366,359      100.00%      7.125%        628    $210,026      82.59%       51.85%      92.94%


Distribution by Lien

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Lien                  of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
First                    3,687     $774,366,359      100.00%      7.125%        628    $210,026      82.59%       51.85%      92.94%
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   3,687     $774,366,359      100.00%      7.125%        628    $210,026      82.59%       51.85%      92.94%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Combined Original LTV

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Combined               Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Original LTV          of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
60.00% & Below             109      $20,559,372        2.65%      7.131%        592    $188,618      50.17%       50.43%      92.84%
60.01 - 70.00%             191       41,693,234        5.38       7.139         593     218,289      66.53        43.81       92.29
70.01 - 80.00%           1,750      388,268,470       50.14       6.744         639     221,868      79.15        46.32       94.83
80.01 - 85.00%             321       74,800,141        9.66       7.164         607     233,022      84.51        56.78       91.93
85.01 - 90.00%             661      143,494,747       18.53       7.375         628     217,087      89.70        51.70       84.41
90.01 - 95.00%             354       62,779,285        8.11       8.022         622     177,343      94.72        61.68       97.60
95.01 - 100.00%            301       42,771,111        5.52       8.346         627     142,097      99.94        88.00      100.00
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   3,687     $774,366,359      100.00%      7.125%        628    $210,026      82.59%       51.85%      92.94%


Distribution by Original LTV

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Original LTV          of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
60.00% & Below             109      $20,559,372        2.65%      7.131%        592    $188,618      50.17%       50.43%      92.84%
60.01 - 70.00%             191       41,693,234        5.38       7.139         593     218,289      66.53        43.81       92.29
70.01 - 80.00%           1,750      388,268,470       50.14       6.744         639     221,868      79.15        46.32       94.83
80.01 - 85.00%             321       74,800,141        9.66       7.164         607     233,022      84.51        56.78       91.93
85.01 - 90.00%             661      143,494,747       18.53       7.375         628     217,087      89.70        51.70       84.41
90.01 - 95.00%             354       62,779,285        8.11       8.022         622     177,343      94.72        61.68       97.60
95.01 - 100.00%            301       42,771,111        5.52       8.346         627     142,097      99.94        88.00      100.00
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   3,687     $774,366,359      100.00%      7.125%        628    $210,026      82.59%       51.85%      92.94%


Distribution by Documentation

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Documentation         of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Full                     2,161     $401,505,236       51.85%      7.012%        615    $185,796      83.71%      100.00%      93.13%
Stated                   1,448      349,726,268       45.16       7.275         643     241,524      81.43         0.00       92.84
Limited                     76       22,512,196        2.91       6.816         618     296,213      81.06         0.00       90.85
No Doc                       2          622,659        0.08       6.764         535     311,329      62.32         0.00      100.00
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   3,687     $774,366,359      100.00%      7.125%        628    $210,026      82.59%       51.85%      92.94%


Distribution by Purpose

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Purpose               of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Purchase                 2,267     $448,288,690       57.89%      7.119%        642    $197,745      84.29%       47.73%      91.74%
Cashout Refi             1,279      301,938,201       38.99       7.103         609     236,074      80.10        56.83       94.77
Rate/term Refi             141       24,139,468        3.12       7.505         601     171,202      82.05        66.09       92.37
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   3,687     $774,366,359      100.00%      7.125%        628    $210,026      82.59%       51.85%      92.94%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Occupancy

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Occupancy             of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Owner Occupied           3,364     $719,685,420       92.94%      7.103%        626    $213,937      82.57%       51.96%     100.00%
Investor                   267       43,707,275        5.64       7.418         651     163,698      82.65        54.24        0.00
Second Home                 56       10,973,664        1.42       7.403         652     195,958      83.18        35.39        0.00
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   3,687     $774,366,359      100.00%      7.125%        628    $210,026      82.59%       51.85%      92.94%


Distribution by Property Type

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Property               Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Type                  of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Single Family            2,756     $556,930,218       71.92%      7.149%        624    $202,079      82.37%       53.23%      94.59%
PUD                        511      109,081,941       14.09       7.196         623     213,468      83.41        50.72       93.59
2-4 Family                 205       56,894,192        7.35       7.039         657     277,533      83.57        39.85       77.67
Condo                      215       51,460,008        6.65       6.809         642     239,349      82.13        52.60       90.58
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   3,687     $774,366,359      100.00%      7.125%        628    $210,026      82.59%       51.85%      92.94%


Distribution by State

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
State                 of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
CA                         918     $307,665,159       39.73%      6.605%        636    $335,147      80.42%       43.67%      94.94%
FL                         389       64,970,456        8.39       7.646         619     167,019      84.10        52.47       90.02
GA                         334       46,921,806        6.06       7.675         614     140,484      84.41        68.21       93.15
NY                          98       32,830,521        4.24       6.899         660     335,005      82.71        31.44       87.86
NJ                         103       29,008,261        3.75       6.960         637     281,634      83.00        48.98       91.38
MD                         106       24,603,385        3.18       7.216         618     232,107      81.90        63.17       92.85
NV                          89       22,636,612        2.92       7.045         629     254,344      81.34        36.10       89.24
VA                          84       18,379,877        2.37       7.190         621     218,808      82.79        59.37       90.56
LA                         150       16,345,510        2.11       8.203         607     108,970      88.25        65.08       95.70
NC                         120       15,391,645        1.99       7.888         618     128,264      85.92        71.97       88.30
Other                    1,296      195,613,128       25.26       7.541         618     150,936      84.45        61.44       92.59
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   3,687     $774,366,359      100.00%      7.125%        628    $210,026      82.59%       51.85%      92.94%


Distribution by Zip

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Zip                   of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
92804                        8       $3,054,039        0.39%      6.142%        694    $381,755      80.10%        0.00%     100.00%
92865                        6        2,669,827        0.34       6.602         631     444,971      84.59        34.43       88.59
94565                        8        2,610,984        0.34       6.542         625     326,373      82.09        49.79      100.00
93906                        5        2,494,551        0.32       6.537         666     498,910      75.01         0.00      100.00
92704                        6        2,440,644        0.32       6.700         671     406,774      85.62        13.60      100.00
91342                        6        2,290,931        0.30       5.994         630     381,822      80.56        55.17      100.00
92805                        6        2,263,055        0.29       6.207         654     377,176      81.62        67.50      100.00
92883                        5        2,239,205        0.29       6.563         632     447,841      78.56         0.00      100.00
92503                        7        2,191,863        0.28       6.199         657     313,123      83.75        50.00      100.00
91364                        4        2,191,140        0.28       6.363         608     547,785      77.71        54.31      100.00
Other                    3,626      749,920,120       96.84       7.149         627     206,817      82.64        52.52       92.75
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   3,687     $774,366,359      100.00%      7.125%        628    $210,026      82.59%       51.85%      92.94%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Remaining Months to Maturity

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
Remaining                                          Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Months To              Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Maturity              of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
241 - 360                3,682     $773,096,029       99.84%      7.123%        628    $209,966      82.60%       51.80%      92.93%
361 - 480                    5        1,270,329        0.16       8.125         544     254,066      72.60        83.87      100.00
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   3,687     $774,366,359      100.00%      7.125%        628    $210,026      82.59%       51.85%      92.94%


Distribution by Amortization Type

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Amortization           Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Type                  of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
2 YR ARM                 2,505     $461,968,204       59.66%      7.432%        620    $184,418      83.40%       47.64%      89.80%
2 YR ARM IO                823      238,454,229       30.79       6.561         640     289,738      81.25        60.36       99.09
3 YR ARM                   249       40,720,049        5.26       7.385         624     163,534      83.24        49.81       92.66
3 YR ARM IO                 90       27,416,834        3.54       6.680         646     304,631      79.61        48.79       94.55
5 YR ARM IO                 13        3,310,042        0.43       6.258         657     254,619      81.38        69.14      100.00
5 YR ARM                     7        2,497,001        0.32       5.988         659     356,714      82.66        62.74       64.79
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   3,687     $774,366,359      100.00%      7.125%        628    $210,026      82.59%       51.85%      92.94%


Distribution by Initial Periodic Cap

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
Initial                                            Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Periodic               Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Cap                   of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
0.51 - 1.00%                 8       $1,247,988        0.16%      7.566%        652    $155,998      82.10%       27.49%      76.79%
1.01 - 1.50%               895      233,204,507       30.12       6.869         635     260,564      81.23        42.71       94.48
1.51 - 2.00%                21        4,611,983        0.60       7.481         645     219,618      87.72        54.67       76.00
2.51 - 3.00%             2,748      530,479,363       68.50       7.241         624     193,042      83.21        56.00       92.38
3.01 & Above                15        4,822,518        0.62       6.280         648     321,501      75.11        40.41      100.00
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   3,687     $774,366,359      100.00%      7.125%        628    $210,026      82.59%       51.85%      92.94%


Distribution by Periodic Cap

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Periodic               Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Cap                   of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
1.00%                    2,165     $378,523,463       48.88%      7.380%        622    $174,838      83.67%       52.71%      94.33%
1.50%                    1,463      382,708,473       49.42       6.857         634     261,592      81.74        51.25       91.73
2.00%                       59       13,134,423        1.70       7.570         609     222,617      75.79        44.49       88.17
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   3,687     $774,366,359      100.00%      7.125%        628    $210,026      82.59%       51.85%      92.94%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Months to Rate Reset

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Months To              Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Rate Reset            of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
1 - 12                       1         $329,407        0.04%      8.590%        604    $329,407      76.74%        0.00%       0.00%
13 - 24                  3,330      700,266,196       90.43       7.135         627     210,290      82.68        52.00       93.00
25 - 36                    344       69,494,275        8.97       7.094         634     202,018      81.82        49.84       93.55
37 & Above                  12        4,276,481        0.55       5.868         657     356,373      80.89        63.22       79.44
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   3,687     $774,366,359      100.00%      7.125%        628    $210,026      82.59%       51.85%      92.94%


Distribution by Life Maximum Rate

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
Life                                               Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Maximum                Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Rate                  of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
11.99% & Below             159      $44,187,455        5.71%      5.609%        663    $277,909      78.22%       60.25%      97.33%
12.00 - 12.49%             272       69,068,601        8.92       6.019         649     253,929      78.56        57.18       97.84
12.50 - 12.99%             570      142,940,231       18.46       6.306         641     250,772      80.74        57.68       93.99
13.00 - 13.49%             459      111,744,979       14.43       6.639         636     243,453      80.94        54.49       91.76
13.50 - 13.99%             666      148,876,625       19.23       7.097         632     223,538      83.52        48.06       93.98
14.00 - 14.49%             418       77,953,553       10.07       7.675         617     186,492      85.35        48.37       91.00
14.50 - 14.99%             475       84,661,577       10.93       8.123         607     178,235      85.64        46.66       90.15
15.00 - 15.49%             240       37,340,513        4.82       8.644         602     155,585      86.87        48.43       88.87
15.50 - 15.99%             259       37,129,140        4.79       9.153         581     143,356      86.04        47.85       89.61
16.00% & Above             169       20,463,684        2.64      10.030         573     121,087      83.51        36.37       90.78
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   3,687     $774,366,359      100.00%      7.125%        628    $210,026      82.59%       51.85%      92.94%


Distribution by Margin

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Margin                of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
4.99% & Below               34       $8,751,660        1.13%      5.929%        660    $257,402      75.07%       56.22%      91.08%
5.00 - 5.49%               417      112,105,592       14.48       6.313         648     268,838      80.44        49.38       95.61
5.50 - 5.99%               995      252,080,093       32.55       6.757         638     253,347      81.37        42.81       94.19
6.00 - 6.49%               342       68,976,683        8.91       6.937         621     201,686      80.27        57.19       94.58
6.50 - 6.99%               907      203,986,122       26.34       7.175         624     224,902      82.85        59.45       89.15
7.00% & Above              992      128,466,210       16.59       8.659         598     129,502      88.18        56.50       93.41
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   3,687     $774,366,359      100.00%      7.125%        628    $210,026      82.59%       51.85%      92.94%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

The Group II Mortgage Loans - Fixed Rate Loans(1)

Scheduled Principal Balance:                       $113,807,198
Number of Mortgage Loans:                                 1,243
Average Scheduled Principal Balance:                    $91,558
Weighted Average Gross Coupon:                            8.299%
Weighted Average Net Coupon:(2)                           7.789%
Weighted Average Current FICO Score:                        636
Weighted Average Original LTV Ratio:                      61.09%
Weighted Average Combined Original LTV Ratio:             84.16%
Weighted Average Stated Remaining Term (months):            323
Weighted Average Seasoning (months):                          3

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.


Distribution by Current Principal Balance

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Current Principal      Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Balance               of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
$50,000 & Below            486      $14,084,490       12.38%     10.987%        622     $28,980      96.44%       65.06%      97.39%
$50,001 - $75,000          222       13,705,383       12.04      10.090         631      61,736      91.98        55.47       92.72
$75,001 - $100,000         167       14,461,163       12.71       9.043         635      86,594      87.77        58.38       88.54
$100,001 - $125,000        103       11,496,909       10.10       8.429         629     111,620      84.54        66.21       92.45
$125,001 - $150,000         68        9,342,309        8.21       8.004         639     137,387      84.01        62.69       94.27
$150,001 - $200,000         82       14,148,654       12.43       7.542         641     172,545      80.65        66.92       95.25
$200,001 - $250,000         43        9,580,510        8.42       6.843         641     222,803      76.24        55.52      100.00
$250,001 - $300,000         14        3,865,516        3.40       7.162         628     276,108      80.28        79.16      100.00
$300,001 - $350,000         19        6,063,990        5.33       6.345         658     319,157      77.22        68.31      100.00
$350,001 - $400,000         16        5,938,636        5.22       6.393         633     371,165      77.83        75.27      100.00
$400,001 & Above            23       11,119,636        9.77       6.530         649     483,462      73.83        64.99       90.00
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   1,243     $113,807,198      100.00%      8.299%        636     $91,558      84.16%       63.58%      94.54%


Distribution by Current Rate

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Current Rate          of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
5.50 - 5.99%                99      $20,654,417       18.15%      5.968%        653    $208,630      71.80%       72.26%      99.23%
6.00 - 6.49%                35        8,796,332        7.73       6.238         653     251,324      69.10        70.83      100.00
6.50 - 6.99%                65       12,362,804       10.86       6.714         642     190,197      80.49        74.37       90.88
7.00 - 7.49%                46        6,630,803        5.83       7.240         646     144,148      78.30        59.71       88.24
7.50 - 7.99%                92       13,526,704       11.89       7.728         626     147,029      82.33        71.85       88.32
8.00 - 8.49%                54        5,775,517        5.07       8.214         618     106,954      83.97        79.27       91.84
8.50 - 8.99%                62        5,905,063        5.19       8.695         624      95,243      85.57        63.88       79.57
9.00% & Above              790       40,155,559       35.28      10.759         628      50,830      96.35        49.77       97.80
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   1,243     $113,807,198      100.00%      8.299%        636     $91,558      84.16%       63.58%      94.54%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Credit Score

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Credit Score          of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
740 & Above                 20       $2,158,961        1.90%      7.752%        767    $107,948      84.11%       41.14%      79.05%
720 - 739                   33        3,481,247        3.06       7.878         730     105,492      81.02        31.17       94.76
700 - 719                   53        5,678,980        4.99       7.557         708     107,151      85.66        51.17       95.55
680 - 699                   82        9,833,592        8.64       7.532         688     119,922      83.10        49.68       90.01
660 - 679                  143       12,560,391       11.04       8.490         669      87,835      86.41        39.86       90.74
640 - 659                  183       21,248,380       18.67       7.986         649     116,111      84.92        52.64       95.21
620 - 639                  169       16,101,650       14.15       8.263         630      95,276      86.06        64.59       96.59
600 - 619                  147       15,219,846       13.37       7.942         609     103,536      80.31        72.85       97.46
580 - 599                  300       16,394,910       14.41       9.657         590      54,650      89.77        96.81       98.64
560 - 579                   45        4,672,858        4.11       8.233         568     103,841      76.94        70.03       82.85
540 - 559                   32        2,814,543        2.47       8.765         552      87,954      75.20        96.39       97.92
520 - 539                   27        2,947,478        2.59       8.582         529     109,166      77.20        84.70       95.26
500 - 519                    9          694,361        0.61       9.124         508      77,151      61.33        81.60      100.00
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   1,243     $113,807,198      100.00%      8.299%        636     $91,558      84.16%       63.58%      94.54%


Distribution by Lien

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Lien                  of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
First                      536      $80,926,285       71.11%      7.227%        635    $150,982      77.90%       70.50%      92.68%
Second                     707       32,880,913       28.89      10.939         639      46,508      99.57        46.56       99.13
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   1,243     $113,807,198      100.00%      8.299%        636     $91,558      84.16%       63.58%      94.54%


Distribution by Combined Original LTV

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Combined               Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Original LTV          of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
60.00% & Below              73      $10,350,399        9.09%      6.699%        633    $141,786      47.96%       51.04%      93.01%
60.01 - 70.00%              54       11,160,954        9.81       6.704         631     206,684      66.49        57.73       95.94
70.01 - 80.00%             169       25,957,611       22.81       7.137         634     153,595      78.62        72.60       91.19
80.01 - 85.00%              70        9,504,744        8.35       7.505         619     135,782      84.52        73.65       91.86
85.01 - 90.00%             100       13,498,445       11.86       7.367         638     134,984      89.40        84.18       88.88
90.01 - 95.00%             100        7,537,082        6.62       8.502         642      75,371      94.41        73.53       94.98
95.01 - 100.00%            677       35,797,962       31.45      10.622         642      52,877      99.93        49.97       99.74
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   1,243     $113,807,198      100.00%      8.299%        636     $91,558      84.16%       63.58%      94.54%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Original LTV

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Original LTV          of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
60.00% & Below             779      $43,187,468       37.95%      9.923%        638     $55,440      87.28%       47.68%      97.66%
60.01 - 70.00%              54       11,160,954        9.81       6.704         631     206,684      66.49        57.73       95.94
70.01 - 80.00%             168       25,945,916       22.80       7.135         634     154,440      78.62        72.63       91.23
80.01 - 85.00%              70        9,504,744        8.35       7.505         619     135,782      84.52        73.65       91.86
85.01 - 90.00%              94       13,242,936       11.64       7.296         639     140,882      89.40        84.30       88.80
90.01 - 95.00%              47        6,456,363        5.67       8.080         642     137,369      94.43        73.11       96.66
95.01 - 100.00%             31        4,308,817        3.79       8.329         658     138,994      99.82        83.56      100.00
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   1,243     $113,807,198      100.00%      8.299%        636     $91,558      84.16%       63.58%      94.54%


Distribution by Documentation

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Documentation         of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Full                       794      $72,363,572       63.58%      8.009%        624     $91,138      84.20%      100.00%      95.81%
Stated                     425       37,182,182       32.67       8.996         658      87,487      84.58         0.00       91.71
Limited                     23        4,085,140        3.59       7.140         653     177,615      79.98         0.00       97.70
No Doc                       1          176,305        0.15       7.000         747     176,305      76.39         0.00      100.00
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   1,243     $113,807,198      100.00%      8.299%        636     $91,558      84.16%       63.58%      94.54%


Distribution by Purpose

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Purpose               of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Cashout Refi               447      $57,592,511       50.61%      7.344%        630    $128,842      77.05%       70.52%      94.37%
Purchase                   735       49,821,339       43.78       9.481         643      67,784      92.48        53.47       94.48
Rate/term Refi              61        6,393,349        5.62       7.697         639     104,809      83.38        79.93       96.59
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   1,243     $113,807,198      100.00%      8.299%        636     $91,558      84.16%       63.58%      94.54%


Distribution by Occupancy

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Occupancy             of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Owner Occupied           1,165     $107,597,330       94.54%      8.316%        635     $92,358      84.54%       64.43%     100.00%
Investor                    65        4,247,748        3.73       8.046         656      65,350      76.86        66.97        0.00
Second Home                 13        1,962,121        1.72       7.919         644     150,932      79.13         9.64        0.00
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   1,243     $113,807,198      100.00%      8.299%        636     $91,558      84.16%       63.58%      94.54%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Property Type

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Property               Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Type                  of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Single Family              979      $89,520,469       78.66%      8.220%        635     $91,441      83.46%       65.16%      95.38%
PUD                        122       11,740,198       10.32       8.528         636      96,231      88.57        64.08       96.65
2-4 Family                  71        7,357,819        6.47       8.391         656     103,631      83.33        38.80       79.49
Condo                       71        5,188,712        4.56       9.008         628      73,080      87.46        70.47       96.63
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   1,243     $113,807,198      100.00%      8.299%        636     $91,558      84.16%       63.58%      94.54%


Distribution by State

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
State                 of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
CA                         238      $33,633,738       29.55%      7.969%        645    $141,318      80.70%       54.87%      98.20%
FL                         138       10,908,238        9.58       8.357         625      79,045      81.97        64.06       91.03
NY                          52        7,444,884        6.54       7.702         654     143,171      80.05        39.53       87.48
GA                          92        7,269,805        6.39       8.779         629      79,020      88.72        66.69       94.15
NJ                          37        4,504,165        3.96       7.993         628     121,734      78.77        57.85       85.89
LA                          58        3,886,135        3.41       8.767         626      67,002      90.54        71.42       89.65
TX                          43        3,552,256        3.12       7.702         632      82,611      84.34        50.50       94.26
MD                          32        3,348,242        2.94       8.307         644     104,633      87.28        80.43       89.34
WA                          36        3,007,613        2.64       8.074         678      83,545      89.39        63.49       99.58
AZ                          33        2,827,493        2.48       7.865         639      85,682      88.69        72.04      100.00
Other                      484       33,424,631       29.37       8.748         625      69,059      87.09        75.74       95.04
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   1,243     $113,807,198      100.00%      8.299%        636     $91,558      84.16%       63.58%      94.54%


Distribution by Zip

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                       Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Zip                   of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
96797                        4         $719,237        0.63%      7.183%        676    $179,809      77.01%       88.45%     100.00%
91504                        2          687,348        0.60       6.230         623     343,674      55.36        47.82      100.00
20782                        2          674,057        0.59       6.251         701     337,029      81.57       100.00      100.00
92504                        3          626,114        0.55       8.141         652     208,705      94.28        74.66      100.00
08008                        1          613,622        0.54       7.500         565     613,622      75.00         0.00        0.00
95112                        1          598,682        0.53       7.600         556     598,682      69.93       100.00      100.00
92345                        3          591,969        0.52       6.881         669     197,323      75.86       100.00      100.00
91730                        2          576,256        0.51       7.185         654     288,128      81.91        90.43      100.00
92823                        1          569,433        0.50       6.000         687     569,433      67.64       100.00      100.00
11787                        2          561,779        0.49       6.449         641     280,890      67.06        64.93      100.00
Other                    1,222      107,588,700       94.54       8.378         636      88,043      84.72        62.84       94.80
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   1,243     $113,807,198      100.00%      8.299%        636     $91,558      84.16%       63.58%      94.54%


Distribution by Remaining Months to Maturity

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
Remaining                                          Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Months to              Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Maturity              of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
1 - 180                    273      $13,927,875       12.24%      9.643%        643     $51,018      91.03%       54.12%      96.79%
181 - 240                  243       10,453,773        9.19       9.732         629      43,020      92.67        66.58       99.23
241 - 360                  727       89,425,551       78.58       7.922         636     123,006      82.10        64.71       93.65
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   1,243     $113,807,198      100.00%      8.299%        636     $91,558      84.16%       63.58%      94.54%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Amortization Type

                                                                                                  Weighted
                                                   Pct. Of     Weighted    Weighted                 Avg.
                                                   Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Amortization           Number      Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Type                  of Loans      Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Fixed                    1,064     $104,628,559       91.93%      8.107%        635     $98,335      82.81%       65.29%      94.16%
15/30 Balloon              179        9,178,640        8.07      10.488         649      51,277      99.55        44.17       98.94
-------------------   --------   --------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                   1,243     $113,807,198      100.00%      8.299%        636     $91,558      84.16%       63.58%      94.54%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.